                                      NOTE



$2,500,000.00                                                Marlton, New Jersey


                                                     December 18, 1996


         1. FOR VALUE RECEIVED, T-KAT Corp., a New Jersey Corporation with an office at 41-417 N. Columbus Blvd., Philadelphia, PA 19123 (hereinafter referred to as "Maker") hereby promises to pay to the order of Equity National Bank with an office at The Corporate Center at Sagemore, Suite 8101, 8000 Sagemore Drive, Marlton, New Jersey 08053 ("Payee") the principal sum of $2,500,000.00 (or so much thereof as may be advanced to or for Maker by Payee pursuant to the terms of an unrecorded Construction Loan Agreement (the "Loan Agreement") bearing even date herewith between Maker and Payee) together with interest from the date hereof or dates of disbursement or several partial disbursements, as the case may be, on the outstanding balance thereof at a variable per annum rate which is one (1%) percent in excess of the Prime Rate known as the "New York Prime Rate" (defined below), until the "Amortization Commencement Date" (defined below); commencing on the Amortization Commencement Date, the outstanding principal balance shall bear interest at the "Fixed Rate" (hereafter defined). The Fixed Rate shall be adjusted every five (5) years and shall be (i) nine and one quarter of one (9 1/4%) percent from the Amortization Commencement Date through and including the month in which the fifth anniversary of the Amortization Commencement Date occurs; and (ii) 300 basis points in excess of the yield on five (5) year United States Treasury Securities as published by the Federal Reserve on the fifth and tenth anniversaries respectively of the Amortization Commencement Date. For purposes of this Note "prime rate" or "New York Prime Rate" shall mean the then existing highest "Prime Rate" as reported in the "Money Rates" section of the WALL STREET JOURNAL from time to time. The determination and publication of prime rate by Bank shall not in any way preclude or limit the Bank from lending to others from time to time at a rate of interest less than the Bank's announced prime rate. Maker acknowledges that the term "prime rate" is not intended to imply that it is, nor is it necessarily, the lowest rate of interest charged by Payee for loans secured by real property, whether such real property is similar to or different from the "Mortgaged Property" (as defined below). When the Wall Street Journal announces a change in its prime rate on a day other than the first day of a calendar month, interest for the month in which such change (or changes) are made shall be computed on a per diem basis at the several rates in effect for that month.

         2. Principal and interest shall be payable, in lawful money of the United States, at the aforesaid office of Payee or such other place as the holder of this Note may designate, in the following manner:

                  (a) Commencing January 1, 1997, and on the first day of each month thereafter, to and including the first day of the month in which the "Amortization Commencement Date"

(defined below) occurs, Maker shall pay interest alone (calculated on the basis of a 360 day year but charged for the actual number of days in any year or part thereof), at the aforesaid variable rate payable pursuant to Paragraph 1 of this Note, on the outstanding principal balance.

                  (b) On the "Amortization Commencement Date", Maker shall pay to the Payee the amount by which the outstanding principal balance exceeds $1,500,000 together with accrued but unpaid interest thereon.

                  (c) Commencing on the Amortization Commencement Date, and on the first day of each calendar month thereafter, through and including the fifth
(5th) anniversary of the Amortization Commencement Date, Maker shall make sixty
(60) successive monthly combined payments of principal and interest in the amount of $15,437.88, each. Commencing on the first day of the month following the fifth (5th) anniversary of the Amortization Commencement Date and on the first day of each month thereafter for sixty (60) months, Maker shall make sixty
(60) successive monthly combined payments of principal and interest in an amount, determined on the fifth (5th) anniversary of the Amortization Commencement Date, necessary to amortize the outstanding principal balance as of such date over a ten (10) year period at the Fixed Rate then in effect. Commencing on the first day of the month following the tenth (10th) anniversary of the Amortization Commencement Date and on the first day of each month thereafter through and including the month in which the "Payment Date" (defined below) occurs, Maker shall make successive combined payments of principal and interest in amount, determined on the tenth (10th) anniversary of the Amortization Commencement Date, necessary to amortize the outstanding principal balance as of such date over a five (5) year period at the Fixed Rate then in effect. All payments shall be applied first to interest accrued to the due date thereof (at the Fixed Rate then in effect) and the balance on account of principal. A final payment in the full amount of the entire outstanding balance of principal plus all interest accrued thereon and all other sums owed by Maker to Payee shall be due and payable on the tenth (10th) anniversary of the Amortization Commencement Date (the "Payment Date").

                           For purposes hereof, the "Amortization Commencement
Date" shall be the earlier of (i) 12 months from the date hereof or (ii) the first day of the calendar month next following the calendar month during which the "Improvements" (defined in the Loan Agreement) have been fully completed in accordance with the"Plans and Specifications" (defined in the Loan Agreement") as evidenced by the issuance of a Certificate of Occupancy by the local, county and state governmental agencies having jurisdiction over the Improvements.

         3. (a) Maker shall have the privilege without premium or penalty, at any time and from time to time, of prepaying this Note in whole or in part, provided that each prepayment shall be accompanied by accrued interest on the amount prepaid.

                  (b) Any partial payments shall be applied to installments of principal last falling due. No partial prepayment shall postpone or interrupt payments of interest or the payment of the remaining principal balance, all of which shall continue to be due and payable at the time and the manner set forth above.

                  (c) Maker acknowledges that the failure of Maker to make any payment of principal or interest, including the payment due at maturity, within 10 days after the same is due and payable will cause Payee to incur additional expense in servicing the indebtedness evidenced by this Note and will deprive Payee of the use of the monies so due to Payee, the precise measure of which expenses and loss is not susceptible to exact determination. Accordingly, Maker agrees that in the event any payment, including the payment due upon maturity, shall be overdue for a period in excess of 10 days, Maker shall pay to Payee a late charge of five cents for each dollar so overdue, which Maker acknowledges is a reasonable basis on which to compensate Payee for the additional expense incident to such delinquency. This shall not be construed to obligate Payee to accept any overdue installment nor to limit Payee's rights and remedies for Maker's default, as hereinafter set forth.

         4. This Note is secured by certain security documents (the "Security Documents"), including a mortgage (the "Mortgage") and an Assignment of Rents, Leases and Profits, both of even date, covering certain premises (the "Mortgaged Property") situate in Mercer County, New Jersey as well as personal guarantees, security interests and other collateral.

         5. Maker agrees that if Maker shall, without in each instance obtaining the prior written consent of Payee, sell, transfer or convey (herein all called "transfer") the Mortgaged Property or any interest therein (other than leases of portions of the Mortgaged Property in the ordinary course of Maker's business), whether voluntarily or by operation of law, then, at the option of Payee, the maturity of this Note shall be advanced to the date of such sale, transfer or conveyance, whereupon the obligations of Maker evidenced by this Note shall immediately be due and payable. For purposes of this paragraph, if Maker is a corporation, the sale or transfer of any stock of Maker or the issuance of additional stock of Maker without notice to Payee which results in a transfer of control of Maker to a person unrelated or unaffiliated with Maker shall constitute a transfer of the Mortgaged Property; if Maker is a partnership, the sale or transfer of any partnership interest in Maker shall constitute a transfer of the Mortgaged Property.

         6. If (i) Maker shall fail to pay any sum when due within 10 days after the same becomes due or (ii) Maker shall be in default hereunder in any other manner than through the non-payment of money and such other manner of default continues for 30 days following written notice thereof from Payee or (iii) any certification, warranty or representation made or hereafter made by Maker to Payee should prove to be materially false when made, or (iv) there exists any "Event of Default" as defined in the Mortgage any of the Security Documents or the Loan Agreement (each of the foregoing circumstances or events being for purposes of this Note an "Event of Default"), then the entire unpaid principal balance of this Note, together with interest accrued thereon and with all other sums due or owed by Maker hereunder or under the terms of the Security Documents Mortgage and the Loan Agreement shall at the option of Payee and without further notice to Maker become due and payable immediately with interest (after such default and acceleration and until Maker's indebtedness to Payee is paid in full, including the period following entry of any judgment) at a rate which is 4% per annum in excess of the rate hereinabove specified, together with reasonable attorney's fee for collection, and the cost of any title search incurred by Payee in connection with such proceedings; and payment of the same may be enforced and recovered by the entry of judgment on this Note and the issuance of execution thereon.

Delivery of notice of default under this Note or under the Mortgage or any Security Document shall constitute sufficient notice of such default under the Mortgage, all of the Security Documents and this Note, it being intended that the notice and grace periods required by this Note and the Mortgage and all Security Documents shall run concurrently and not successively. Time is the essence of this Note.

         7. The remedies of Payee provided herein and in the Mortgage, the Security Documents and the Loan Agreement or otherwise available to Payee at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively and together at the sole discretion of Payee, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.

         8. Maker hereby releases Payee from all procedural errors in issuing any process or instituting any proceedings relating thereto and hereby waives all benefit that might accrue to Maker by virtue of any present or future laws exempting the Mortgaged Property, or any other property, real or personal, or any part of the proceeds arising from any sale of any such property, from attachment, levy or sale under execution, or providing for any stay of execution, exemption from civil process or extension of time, and agrees that such property may be sold to satisfy any judgment entered on this Note, the Security Documents or the Mortgage, in whole or in part and in any order as may be desired by Payee.

         9. Maker (and all endorsers, sureties and guarantors) waive presentment for payment, demand, notice of demand, notice of nonpayment or dishonor, protest and notice of protest of this Note, and all other notices in connection with the delivery, acceptance, performance, default, or enforcement of the payment of this Note; liability hereunder shall be unconditional and shall not be affected in any manner by any indulgence, extension of time, renewal, waiver or modification granted or consented to by Payee.

         10. Maker shall pay the cost of any revenue, tax or other stamps now or hereafter required by law at any time to be affixed to this Note, the Security Documents or the Mortgage; and if any taxes shall be imposed with respect to debts secured by the Security Documents or the Mortgage or with respect to notes evidencing debts so secured, Maker agrees to pay or to reimburse Payee upon demand the amount of such taxes, and if Maker fails or refuses or is not legally permitted to do so, Payee may at its option accelerate this Note to maturity as in the case of default by Maker.

         11. The words "Payee" and "Maker" whenever occurring herein shall be deemed and construed to include the respective heirs, personal representatives, successors and assigns of Payee and Maker. The obligation of the persons named as Maker shall be joint and several.

         12. This instrument shall be construed according to and governed by the laws of the State of New Jersey.



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

         13. Notwithstanding any provision contained herein, Maker's liability for the payment of interest shall not exceed the limits now imposed by the applicable usury law. If any provision of this Note requires interest payments in excess of the highest rate permitted by law, the provision in question shall be deemed to require only the highest such payment permitted by law. Any amounts theretofore received by Payee hereunder in excess of the maximum amount of interest so permitted to be collected by Payee shall be applied by Payee in reduction of the outstanding principal balance or, if this Note shall have theretofore been paid in full, the amount of such excess shall be promptly returned by Payee to the Maker.


         IN WITNESS WHEREOF, Maker has duly executed this Mortgage Note under seal the day and year first above mentioned.

                      T-KAT Corp., a New Jersey corporation

                      By:_______________________________
                                  (Vice) President
Corporate Seal
                      Attest:___________________________
                               (Assistant) Secretary

                LEASEHOLD AND FEE MORTGAGE AND SECURITY AGREEMENT


                    THIS MORTGAGE made the ________ day of ________, 1996, between Mercer County Improvement Authority, a public body corporate and politic duly organized and validly existing under the laws of the State of New Jersey, with primary offices located at 210 River View Executive Park, Trenton ("MCIA"), New Jersey 08611T-KAT Corp., a New Jersey Corporation, with an office at 41-417
N. Columbus Blvd., Philadelphia, Pennsylvania, 19123 ("T-Kat"), and T-Kat Urban Renewal Corporation, a New Jersey Corporation, with an office at 41-417 N. Columbus Blvd., Philadelphia, PA 19123 ("T-Kat Urban") (T-Kat and T-Kat Urban are sometimes collectively referred to herein as the "Mortgagor") and Equity National Bank with an office at The Corporate Center at Sagemore, Suite 8101, 8000 Sagemore Drive, Marlton, New Jersey 08053 ("Mortgagee"),

                               W I T N E S S E T H

                    THAT T-Kat has executed and delivered to Mortgagee its Note (the "Note") bearing even date herewith, wherein Mortgagor promises to pay to Mortgagee the principal sum of Two Million Five Hundred Thousand Dollars ($2,500,000), lawful money of the United States of America, advanced or to be advanced by Mortgagee to Mortgagor, with interest thereon at the rate and times, in the manner, and according to the terms and conditions specified in the Note, all of which are incorporated herein by reference;

                    THAT MCIA is the owner of all that certain real estate described in Exhibit "A" attached hereto;

                    THAT MCIA, as lessor, and T-Kat Urban, as lessee, have entered into a Lease Agreement (the "Lease") dated ____________ with respect to said real estate and certain improvements constructed or to be constructed by Mortgagor, a memorandum of which Lease is recorded in the office of the Recorder of Deeds in and for Mercer County, New Jersey in Book ________ Page ________;

                    THAT T-Kat Urban as sublessor and T-Kat, as sublesse have entered into a certain Sublease Agreement dated _____________ (the "Sublease"), pursuant to the provisions of which T-Kat Urban sublet the Mortgaged Property (defined below) to T-Kat, which sublease is or shall be recorded in the office of the Recorder of Deeds in and for Mercer County, New Jersey in Book _____ Page_____;

                  NOW, THEREFORE, in consideration of the indebtedness, and as security for payment to Mortgagee of the principal, with interest, and all other sums provided for in the Note and in this Mortgage, according to their respective terms and conditions, and for performance of the agreements, conditions, covenants, provisions and stipulations contained herein, in an unrecorded Construction Loan Agreement between T-Kat and Mortgagee bearing even date (the "Loan Agreement"), and in the Note, and in any renewals, extensions, amendments and modifications hereof or thereof, Mortgagor and MCIA each hereby grant, convey and mortgage unto the Mortgagee all of their respective right, title and interest in, to and under all that certain real estate (the "Real Estate") described in Exhibit "A" attached hereto and made a part hereof, and Mortgagor and MCIA each hereby grant, convey and mortgage unto the Mortgagee all of its respective right, title and interest in and to the Sublease.

                    TOGETHER WITH:

                    (1) any and all buildings and improvements erected or hereafter erected on the Real Estate;

                    (2) any and all fixtures, appliances, machinery and equipment of any nature whatsoever, and other articles of personal property at any time now or hereafter installed in, attached to or situated in or upon the Real Estate or the buildings and improvements to be erected thereon, or used or intended to be used in connection with the Real Estate, or in the operation of the buildings and improvements, plant, business or dwelling situate on the Real Estate, whether or not the personal property is or shall be affixed thereto;

                    (3) all building materials, fixtures, building machinery and building equipment delivered on site to the Real Estate during the course of, or in connection with, construction of any buildings and improvements;

                    (4) any and all tenements, hereditaments and appurtenances belonging to the Real Estate or any part thereof hereby mortgaged or intended so to be, or in any way appertaining thereto, and all streets, alleys, passages, ways, water courses and all easements and covenants now existing or hereafter created for the benefit of the Mortgagor or any subsequent owner or tenant of the Real Estate over ground adjoining the Real Estate and all rights to enforce the maintenance thereof, and all other rights, liberties and privileges of whatsoever kind or character, and the reversions and remainders, income, rents, issues and profits arising therefrom (collectively, the "Rents"), and all the estate, right, title, interest, property, possession, claim and demand whatsoever, at law or in equity, of the Mortgagor in and to the Real Estate or any part thereof;

                    (5) the proceeds (including, without limitation, insurance proceeds) or replacements of any of the foregoing;

                    (6) all building permits and other municipal permits and approvals heretofore or hereafter issued by any governmental authority with respect to all or any portion of the Real Estate or any building or improvement now or hereafter located thereon;

                    (7) all plans, drawings, renderings and specifications now or hereafter existing with respect to the Real Estate and any improvements constructed or to be constructed thereon.

                        (All of the above-mentioned real estate, improvements, personal property, Rents and other property and interests are sometimes collectively referred to herein as the "Mortgaged Property".)

                    ALSO TOGETHER WITH any and all awards heretofore and hereafter made to the present and all subsequent owners of the Mortgaged Property by any governmental or other lawful authorities for taking or damaging by eminent domain (i) the whole or any part of the Mortgaged Property or (ii) any easement affecting the Mortgaged Property or any part thereof, including any awards for any changes of grade of streets, all of which awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and receive the proceeds of any such awards from such authorities and to give proper receipts and acquittances therefor, and to apply the same (after deducting any attorney's fees and other costs of collecting the funds) toward the payment of the amount owing on account of this Mortgage and the Note, notwithstanding the amount owing thereon may not then be due and payable. Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning the aforesaid awards to Mortgagee, free, clear and discharged of any and all encumbrances of any kind or nature whatsoever. Mortgagor further agrees to give Mortgagee immediate notice of the actual or threatened commencement of any proceedings in the nature of eminent domain affecting all or any part of the Mortgaged Pro perty and to deliver promptly to Mortgagee copies of all papers served upon Mortgagor in connection with any such proceedings. No settlement for the damages sustained shall be made by Mortgagor without Mortgagee's prior written approval, which approval shall not be unreasonably withheld.

                    TO HAVE AND TO HOLD the Mortgaged Property hereby conveyed or mentioned and intended so to be, unto Mortgagee, to its own use forever.


                    PROVIDED ALWAYS, and this instrument is upon the express condition that, if Mortgagor pays to Mortgagee the principal sum mentioned in the Note, the interest thereon and all other sums payable by Mortgagor to Mortgagee as are secured hereby, in accordance with the provisions of the Note and this Mortgage, at the times and in the manner specified, without deduction, fraud or delay, and if Mortgagor performs and complies with all the agreements, conditions, covenants, provisions and stipulations contained herein, and in the Note and in the Loan Agreement, then this Mortgage and the estate hereby granted shall cease and become void.

                    MORTGAGOR COVENANTS with the Mortgagee that until the indebtedness secured hereby is fully repaid:

                  1. Payment and Performance.

                     Mortgagor shall pay to Mortgagee, in accordance with the terms of the Note and this Mortgage, the principal and interest and other sums therein set forth; and shall perform and comply with all the agreements, conditions, covenants, provisions and stipulations of the Note, and this Mortgage, and the Loan Agreement.

                  2. Maintenance of Mortgaged Property.

                     Mortgagor shall abstain from and shall not permit the commission of waste in or about the Mortgaged Property; shall not remove, demolish, or alter the structural character of any building erected at any time on the Mortgaged Property, without the prior written consent of Mortgagee; shall not permit the Mortgaged Property to become vacant, deserted or unguarded, and shall maintain the Mortgaged Property in good condition and repair, reasonable wear and tear excepted, making, as and when necessary, all repairs of every nature.

                  3. Insurance.

                     (a) Mortgagor, at its sole cost and expense, shall insure and keep insured the Mortgaged Property against such perils and hazards, and in such amounts and with such limits, as Mortgagee may from time to time require, and, in any event, including:

                           (i) Insurance against loss to the Mortgaged Property
on an "all risk" policy form, covering insurance risks no less broad than those covered under a Standard Multi Peril (SMP) policy form, which contains a 1987 Commercial ISO "Causes of Loss-Special Form," and such other risks as Mortgagee may reasonably require, including, but not limited to, insurance covering the cost of demolition of undamaged portions of any portion of the Mortgaged Property when required by code or ordinance and the increased cost of reconstruction to conform with current code or ordinance requirements, in amounts equal to the full replacement cost of the Mortgaged Property (other than the Real Estate), including fixtures and equipment, mortgagor's interest in leasehold improvements, and the cost of debris removal, with an agreed amount endorsement, inflation guard endorsement and deductibles of not more than $5,000;

                           (ii) Business interruption/extra expense insurance
(if the Mortgaged Property is owner occupied) in amounts sufficient to pay during any period in which the Mortgaged Property may be damaged or destroyed, on a gross income basis for a period of twelve (12) months or such greater time as Mortgagee may deem appropriate (x) all business income derived from the Mortgaged Property and (y) all amounts (including, but not limited to, all taxes, assessments, utility charges and insurance premiums) required to be paid by Mortgagor;


                           (iii) Broad form boiler and machinery insurance
including business interruption/extra expense and rent and rental value insurance, on all equipment and objects customarily covered by such insurance and/or involved in the heating, cooling, electrical and mechanical systems of the Mortgaged Property (if any are located at the Mortgaged Property), providing for full repair and replacement cost coverage, and other insurance of the types and in amounts as Mortgagee may reasonably require, but in no event less than that customarily carried by persons owning or operating like properties;

                           (iv) During the making of any alterations or
improvements to the Mortgaged Property, (x) insurance covering claims based on the owner's or employer's contingent liability not covered by the insurance provided in subsection (viii) below and (y) workers' compensation insurance covering all persons engaged in such alterations or improvements;

                           (v) Insurance against loss or damage by flood or mud
slide in compliance with the Flood Disaster Protection Act of 1973, as amended from time to time, if the Mortgaged Property is now, or at any time while the indebtedness secured by this Mortgage remains outstanding shall be, situated in any area which an appropriate governmental authority designates as a special flood hazard area, in amounts equal to the full replacement value of all above grade structures on the Mortgaged Property;

                           (vi) Insurance against loss or damage by earthquake,
if the Mortgaged Property is now, or at any time while the indebtedness secured by this Mortgage remains outstanding shall be, situated in any area which is classified as a Major Damage Zone, Zones 3 and 4, by the International Conference of Building Officials, in an amount equal to the probable maximum loss for the Mortgaged Property, plus the cost of debris removal;

                           (vii) Commercial general public liability insurance,
with the location of the Mortgaged Property designated thereon, against death, bodily injury and property damage arising on, about or in connection with the Mortgaged Property, with Mortgagor listed as the named insured, with such limits as Mortgagee may reasonably require (but in no event less than $1,000,000 and written on a 1986 Standard "ISO" occurrence basis form or equivalent form, excess umbrella liability coverage with such limits as the Mortgagee may reasonably require but in no event less than $5,000,000, and, if any construction of new improvements occurs after execution of this Mortgage, completed operations coverage for a period of one year after construction of the improvements has been completed; and

                           (viii) Such other insurance relating to the Mortgaged
Property and the uses and operation thereof as Mortgagee may, from time to time, reasonably require, including, but not limited to, dramshop, products liability and workers' compensation insurance.

All insurance shall: (i) be carried in companies with a Rating of A or better and a Financial Size Category of Class VII or higher, as set forth in the most recently published Best's Key Rating Guide, or otherwise acceptable to Mortgagee; (ii) in form and content acceptable to Mortgagee; (iii) provide thirty (30) days' advance written notice to Mortgagee before any cancellation, material modification or notice of non-renewal; and (iv) provide that no claims shall be paid thereunder without ten (10) days' advance written notice to Mortgagee. All physical damage policies and renewals shall contain a mortgage clause acceptable to Mortgagee naming Mortgagee as mortgagee, which clause shall expressly state that any breach of any condition or warranty by Mortgagor shall not prejudice the rights of Mortgagee under such insurance, and a loss payable clause in favor of Mortgagee for personal property, contents, inventory, equipment, loss of rents and business interruption. All liability policies and renewals shall name Mortgagee as an additional insured. No additional parties shall appear in the mortgage or loss payable clause without Mortgagee's prior written consent. All deductibles shall be in amounts acceptable to Mortgagee. In the event of the foreclosure of this Mortgage or any other transfer of title to the Mortgaged Property in full or partial satisfaction of the indebtedness secured hereby, all right, title and interest of Mortgagor in and to all insurance policies and renewals thereof then in force shall pass to such purchaser or grantee. If the insurance, or any part thereof, shall expire, or be withdrawn, or become void or unsafe by reason of Mortgagor's breach of any condition thereof, or become void or unsafe by reason of the value or impairment of the capital of any company in which the insurance may then be carried, or if for any reason whatever the insurance shall be unsatisfactory to Mortgagee, Mortgagor shall place new insurance that satisfies the requirements of this
Article 3.

                           (b) Any notice pertaining to insurance and required
pursuant to this Article 3 shall be given in the manner provided in Article 14 at Mortgagee's address stated above. The insurance shall be evidenced by the original policy or a true and certified copy of the original policy, or in the case of liability insurance, Evidence of Insurance. Mortgagor shall use its best efforts to deliver originals of all policies and renewals (or certificates evidencing the same), marked "paid," to Mortgagee at least thirty (30) days before the expiration of existing policies and in any event, Mortgagor shall deliver originals of such policies or certificates to Mortgagee at least fifteen
(15) days before the expiration of existing policies. If Mortgagee has not received satisfactory evidence of such renewal or substitute insurance in the time frame specified herein, Mortgagee shall have the right, but not the obligation, to purchase such insurance for Mortgagee's interest only. Any amounts so disbursed by Mortgagee pursuant to this Article 3 shall be a part of the indebtedness secured hereby, shall be immediately payable by Mortgagor to Mortgagee and shall bear interest at a rate (the "Default Rate") of four percent (4%) per annum higher than the rate of interest specified in the Note. Nothing contained in this Article 3 shall require Mortgagee to incur any expense or take any action hereunder, and inaction by Mortgagee shall never be considered a waiver of any right accruing to Mortgagee on account of this Article 3.

                           (c) At Mortgagee's option, but not more often than
annually, Mortgagor shall provide Mortgagee with a report from an independent insurance consultant of regional or national prominence acceptable to Mortgagee, certifying that Mortgagor's insurance is in compliance with this Article 3.

                           (d) Mortgagor shall not carry any separate insurance
on the Mortgaged Property concurrent in kind or form with any insurance required hereunder or contributing in the event of loss without Mortgagee's prior written consent and any such policy shall have attached a standard non-contributing mortgagee clause, with loss payable to Mortgagee, and shall meet all other requirements set forth herein.

                           (e) Mortgagor shall give immediate notice of any loss
to Mortgagee. In case of loss covered by any of such policies, Mortgagee is authorized to adjust, collect and compromise in its discretion all claims thereunder and in such case Mortgagor agrees to sign upon demand, or Mortgagee may sign or endorse on Mortgagor's behalf, all necessary proofs of loss, receipts, releases and other papers required by the insurance companies to be signed by Mortgagor. Mortgagor hereby irrevocably appoints Mortgagee as its attorney-in-fact for the purposes set forth in the preceding sentence. Each insurance company is hereby authorized and directed (which direction is hereby declared to be irrevocable until the Note is paid in full and marked satisfied by Mortgagee) to make payment of 100% of all such losses directly to Mortgagee alone. After deducting from such insurance proceeds any expenses incurred by Mortgagee in the collection and settlement thereof, including without limitation attorneys' and adjusters' fees and charges, Mortgagee shall apply the net proceeds, at its election to reduction of the indebtedness secured hereby or to restoration or repair of the property damaged. If Mortgagee becomes the owner of the Mortgaged Property or any part thereof by foreclosure or otherwise, such policies, including all right, title and interest of the Mortgagor thereunder, shall become the absolute property of Mortgagee. Mortgagee shall not be responsible for any failure to collect any insurance proceeds due under the terms of any policy regardless of the cause of such failure.

                    4. Taxes and Other Charges.

                           Mortgagor shall pay when due and payable, and before
interest or penalties are due thereon, all taxes, assessments, water and sewer rents and all other charges or claims which may be assessed, levied, or filed at any time against Mortgagor, the Mortgaged Property or any part thereof or against the interest of Mortgagee therein, or which by any present or future law may have priority over the indebtedness secured hereby either in lien or in distribution out of the proceeds of any judicial sale. Mortgagor shall produce to Mortgagee not later than such dates receipts for the payment thereof; provided that if the Mortgagor in good faith and by appropriate legal action shall contest the validity of any such item, or the amount thereof, and shall have established on its books or by deposit of cash with Mortgagee, as Mortgagee may elect, a reserve for the payment thereof in such amount as Mortgagee may require, then Mortgagor shall not be required to pay the item or to produce the required receipts while the reserve is maintained and so long as the contest operates to prevent collection, is maintained and prosecuted with diligence, and shall not have been terminated or discontinued adversely to Mortgagor.

                    5. Installments for Insurance, Taxes and Other Charges.

                           Without limitation of anything else herein contained,
Mortgagor, upon written request by Mortgagee and in any event after the "Amortization Commencement Date" (as defined in the Note), shall pay to Mortgagee monthly at the time when the monthly installment of principal and interest is payable, an amount equal to one-twelfth (1/12) of the annual insurance required pursuant to subparagraph 3(a)(i) above and the annual real estate taxes, water and sewer rents, any special assessments, charges or claims and any other item which at any time may be or become a lien upon the Mortgaged Property prior to the lien of this Mortgage; and on demand from time to time Mortgagor shall pay to Mortgagee any additional sums necessary to pay such taxes and other items, all as estimated by Mortgagee. The amounts so paid shall be security for payment of such taxes and other items and shall be used in payment thereof if Mortgagor is not otherwise in default hereunder. No amount so paid shall be deemed to be trust funds but may be commingled with general funds of Mortgagee, and no interest shall be payable thereon. If, pursuant to any provision of this Mortgage, the whole amount of the unpaid principal debt becomes due and payable, Mortgagee shall have the right, at its election, to apply any amount so held against the entire indebtedness secured hereby. At Mortgagee's option, Mortgagee from time to time may waive and after any such waiver may reinstate the provisions of this paragraph requiring the monthly payments.

                    6. Security Agreement.

                           This Mortgage constitutes a security agreement under
the Uniform Commercial Code and creates a security interest in the personal property included in the Mortgaged Property including the interests conveyed to Mortgagee pursuant to a certain Assignment of Rents, Leases and Profits with respect to the Mortgaged Property, of even date, given by Mortgagor to Mortgagee as further security for the Note. Mortgagor shall execute, deliver, file and refile any financing statements or other security agreements Mortgagee may require from time to time to confirm the lien of this Mortgage with respect to such property and shall pay all costs of filing. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee attorney-in-fact for Mortgagor to execute, deliver and file such instruments for and on behalf of Mortgagor.

                    7. Compliance with Law and Regulations.

                           Mortgagor shall comply with all laws, ordinances,
regulations and orders of all Federal, State, municipal and other governmental authorities relating to the Mortgaged Property.

                           Mortgagor warrants and represents that to the best of
its knowledge, information and belief (i) no hazardous substance, pollutant or contaminant (as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. ss.9601, as amended by the Superfund Amendments and Re-authorization Act of 1986 (Pub. L. No. 99-499, 100 Stat. 1613 (1986) (SARA) or 40 CFR Part 261, whichever is applicable) is present on the Mortgaged Property, (ii) the primary operations of any business being conducted on the Mortgaged Property do not involve any hazardous substance or waste within the meaning of the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:K-6 et seq. and do not have the SIC number among those specified in such Act, and (iii) Mortgagor has not been identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under the above referenced laws. Mortgagor
(x) covenants that he will not use, generate, treat, store, dispose of, or otherwise introduce any hazardous substances, pollutants, contaminants, hazardous waste, residual waste, solid waste or substance (as used or defined in clauses (i), (ii) or (iii) above) into or on the Mortgaged Property and will not cause, suffer, allow, or permit anyone else to do so, in violation of any applicable statute, law, ordinance rule or regulation and (ii) hereby indemnifies and agrees to hold Mortgagee harmless from and against all loss, liability, damage, expense and costs arising out of Mortgagor's breach of the representations and covenants of this Article, including any such loss, liability, damage, expense or cost suffered by Mortgagee and arising following the occurrence of any Event of Default hereunder and Mortgagee's exercise of any remedy provided herein. The foregoing indemnification shall survive foreclosure or satisfaction of this Mortgage, the acceptance by Mortgagee of a deed in lieu of foreclosure or the conveyance of the Mortgaged

Property to Mortgagee, its successors or assigns pursuant to a judicial sale in execution of any judgment obtained on the Note.

                     8. Inspection.

                        Mortgagee and any persons authorized by Mortgagee shall have the right at any time, (i) upon reasonable notice to Mortgagor (which notice may be written or telephonic) to enter the Mortgaged Property at a reasonable hour to inspect and photograph its condition and state of repair and to perform such tests as Mortgagee may reasonably determine to be appropriate in order to determine whether there exists any breach of the warranties, representations and covenants of Mortgagor contained in Article 7 above and (ii) upon three (3) business days' notice to Mortgagor (which notice may be written or telephonic) to inspect and copy all books, records, contracts, and other documents relating to the Mortgaged Property and its operation, which books, records, contracts and other documents, shall be made available for Mortgagee's inspection at the Mortgaged Property.

                     9. Declaration of No Set-Off.

                        Within one (1) week after being requested to do so by Mortgagee, Mortgagor shall certify to Mortgagee or to any proposed assignee of this Mortgage, and in a form that is provided by Mortgagee and that is duly acknowledged by Mortgagor, the amount of principal, interest and other charges then owing on the obligation secured by this Mortgage and whether there are any set-offs or defenses against it.

                     10. Right to Remedy Defaults.

                        In the event that Mortgagor should (a) fail to pay taxes, assessments, water and sewer charges or other lienable claims (except in case of contest as aforesaid) or insurance premiums, (b) fail to make necessary repairs, (c) permit waste, or (d) otherwise fail to comply with its obligations hereunder or under the Note or any other document executed in connection with this Mortgage, then Mortgagee, at its election and without notice to Mortgagor other than as may be specifically required herein, shall have the right to make any payment or expenditure which Mortgagor should have made, or which Mortgagee deems advisable to protect the security of this Mortgage or the Mortgaged Property, without prejudice to any of Mortgagee's rights or remedies available hereunder or otherwise, at law or in equity. All such sums, as well as costs, advanced by Mortgagee pursuant to this Mortgage shall be due immediately from Mortgagor to Mortgagee, shall be secured hereby and shall bear interest at the Default Rate from the date of payment by Mortgagee until the date of repayment.

                     11. Events of Default.

                        Any one or more of the following shall constitute an "Event of Default" hereunder:

                        (a) Failure of Mortgagor to pay any installment of principal or interest, or any other sum, on the date when it is due under the Note (subject to any applicable notice and opportunity to cure provisions contained therein) or this Mortgage.

                        (b) The occurrence of any "Event of Default" under the terms of the Note, the Loan Agreement or any other document executed by Mortgagor in connection with this Mortgage.

                        (c) Mortgagor's nonperformance of or noncompliance with any of the other agreements, conditions, covenants, provisions or stipulations contained in this Mortgage within 20 days after written notice thereof.

                        (d) The entry of a decree or order for relief by a court having jurisdiction in the Mortgaged Property in respect of Mortgagor in an involuntary case under the federal bankruptcy laws, as now or hereafter constituted, or under any other applicable federal or state bankruptcy, insolvency or other similar law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator (or similar official) of Mortgagor or for any substantial part of its property, or ordering the winding-up or liquidation of its affairs and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) consecutive days.

                        (e) The commencement by Mortgagor of a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or under any other applicable federal or state bankruptcy, insolvency or other similar law, or the consent by Mortgagor to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, sequestrator (or other similar official) of Mortgagor or for any substantial part of its property, or the making by Mortgagor of any assignment for the benefit of creditors, or the failure of Mortgagor generally to pay its debts as such debts become due.

                        (f) If a final judgment for the payment of money shall be rendered against Mortgagor and, within sixty (60) days after the entry thereof, such judgment shall not have been discharged or execution thereof stayed pending appeal, or if, within sixty (60) days after the expiration of any such stay, such judgment shall not have been discharged.

                        Whenever a state of facts exists that, upon delivery of notice and/or expiration of an applicable cure period, constitutes an Event of Default hereunder or an Event of Default under the Note, the Loan Agreement or any other document executed in connection with the debt secured hereby, notice to Mortgagor of such state of facts under any of such documents shall constitute notice under this Mortgage and all such documents, and the cure periods, if any, afforded to Mortgagor under this Mortgage and all such documents with respect to such state of facts shall run concurrently, not consecutively.

                        Notwithstanding the provisions of Paragraph (c) of this Article, a breach by Mortgagor of the provisions of Article 23 below shall constitute an immediate Event of Default.

                        For purposes of paragraphs (d), (e) and (f) of this Article, the word "Mortgagor" shall mean the party named as Mortgagor on Page 1 hereof and all its guarantors, or some or any of them.

                    12. Remedies.

                        (a) Upon the happening of any Event of Default, the entire unpaid balance of principal, accrued interest and all other sums secured by this Mortgage shall become immediately due and payable, at the option of Mortgagee, without further notice or demand.

                        (b) When the entire indebtedness shall become due and payable, either because of maturity or because of the occurrence of any Event of Default, or otherwise, then forthwith:

                            (i) Foreclosure: Mortgagee may institute an action
of mortgage foreclosure, or take such other action at law or in equity for the enforcement of this Mortgage and realization on the mortgage security or any other security herein or elsewhere provided for, as the law may allow, and may proceed therein to final judgment and execution for the entire unpaid balance of the principal debt, with interest at the rate(s) stipulated in the Note, together with all other sums due from Mortgagor in accordance with the provisions of the Note and this Mortgage, including all sums which may have been loaned by Mortgagee to Mortgagor after the date of this Mortgage, all sums which may have been advanced by Mortgagee for taxes, water or sewer rents, other lienable charges or claims, insurance or repairs or maintenance, and all costs of suit, including counsel fees. Mortgagor authorizes Mortgagee at its option to foreclose this Mortgage subject to the rights of any tenants of the Mortgaged Property, and the failure to make any such tenants parties defendant to any such foreclosure proceedings and to foreclose their rights will not be asserted by Mortgagor as a defense to any proceedings instituted by Mortgagee to recover the indebtedness secured hereby or any deficiency remaining unpaid after the foreclosure sale of the Mortgaged Property; however, nothing herein contained shall prevent Mortgagor from asserting in any proceedings disputing the amount of the deficiency or the sufficiency of any bid at such foreclosure sale that any such tenants adversely affect the value of the Mortgaged Property.

                            (ii) Possession: Mortgagee may enter into possession
of the Mortgaged Property, with or without legal action, and by force if necessary or, in the alternative, Mortgagee shall be entitled as of right to appointment of a receiver without regard to the solvency of Mortgagor or any other person liable for the debt secured hereby, and regardless of whether Mortgagee has an adequate remedy at law. Either Mortgagee or a receiver, as the case may be, may rent the Mortgaged Property, or any part thereof, for such term or terms and on such other terms and conditions as Mortgagee or such receiver may see fit, collect all Rents (which term shall also include sums payable for use and occupation) and, after deducting all costs of collection and administration expense, apply the net Rents to the payment of taxes, water and sewer rents, other lienable charges and claims, insurance premiums and all other carrying charges, and to the maintenance, repair or restoration of the Mortgaged Property, or in reduction of the principal or interest, or both, hereby secured, in such order and amounts as Mortgagee or said receiver may elect and for that purpose Mortgagor hereby assigns to Mortgagee all rentals due and to become due under any existing or future lease or leases or rights to use and occupation of the Mortgaged Property, as well as all rights and remedies provided in such lease or leases or at law or in equity for the collection of the rentals. Any lease or leases entered into by Mortgagee or a receiver pursuant to this paragraph shall survive foreclosure of the Mortgage and/or repayment of the debt, except to the extent any applicable lease may provide otherwise.


                        (c) Mortgagee shall have the right, from time to time, to bring an appropriate action to recover any sums required to be paid by Mortgagor under the terms of this Mortgage, as they become due, without regard to whether the principal indebtedness or any other sums secured by the Note and this Mortgage shall be due, and without prejudice to the right of Mortgagee thereafter to bring an action to foreclose this Mortgage or take any other action for any default by Mortgagor existing at the time the earlier action was commenced.

                        (d) Any real estate sold to satisfy the indebtedness secured by this Mortgage may be sold in one parcel, as an entirety, or in such parcels and in such manner or order as Mortgagee, in its sole discretion, may elect.

                        (e) Neither the Mortgagor nor any other person now or hereafter obligated for payment of all or any part of the sums now or hereafter secured by this Mortgage shall be relieved of such obligation by reason of the failure of Mortgagee to comply with any request of Mortgagor or of any other person so obligated to take action to foreclose on this Mortgage or otherwise enforce any provisions of the Mortgage or the Note, or by reason of the release, regardless of consideration, of all or any part of the security held for the indebtedness secured by this Mortgage, or by reason of any agreement or stipulation between any subsequent owner of the Mortgaged Property and Mortgagee extending the time of payment or modifying the terms of the Mortgage or Note without first having obtained the consent of Mortgagor or such other person; and in the latter event the Mortgagor and all such other persons shall continue to be liable to make payments according to the terms of any such extension or modification agreement, unless expressly released and discharged in writing by Mortgagee. No release of all or any part of the security as aforesaid shall in any way impair or affect the lien of this Mortgage or its priority over any subordinate lien.

                        (f) With respect to the personal property in which a security interest is herein granted, Mortgagee may exercise any or all of the rights accruing to a secured party under this Mortgage, the Uniform Commercial Code as applicable in the jurisdiction in which the Mortgaged Property is located and any other applicable law. Mortgagor shall, if Mortgagee requests, assemble all such personal property and make it available to Mortgagee at a place or places to be designated by Mortgagee, which shall be reasonably convenient to Mortgagor and Mortgagee. Any notice required to be given by Mortgagee of a public or private sale, lease or other disposition of the personal property or any other intended action by Mortgagee may be personally delivered to Mortgagor or may be deposited in the United States mail with postage prepaid, duly addressed to Mortgagor at the address of Mortgagor last known to Mortgagee, at least five (5) business days prior to such proposed action, and such shall constitute reasonable and fair notice to Mortgagor of any such action.

                        (g) Mortgagee shall receive the proceeds of any sale of the Mortgaged Property and shall apply such proceeds of sale in the following order:

                            (i) to all costs, fees, charges and expenses
incurred by Mortgagee in connection with any Event of Default hereunder, the exercise of any of the rights and remedies of Mortgagee hereunder, and any such sale, including, but without limiting the generality of the foregoing, reasonable attorneys' fees, costs and disbursements, receiver's fees, all expenses of such sale (including sheriff's costs and title search charges), title insurance premiums, realty transfer or similar taxes and recording fees and charges;

                            (ii) to the payment of all sums advanced by
Mortgagee to preserve its security in the Mortgaged Property or the lien of this Mortgage;

                            (iii) to the payment of accrued interest and unpaid
principal due under the Note (to be allocated between principal in such manner as Mortgagee may in its absolute discretion determine); and

                            (iv) the balance, if any, to the persons legally
entitled thereto.

                    13. Counsel Fees.

                        If Mortgagee (a) becomes a party to any suit or proceeding affecting the Mortgaged Property, title to the Mortgaged Property, the lien created by this Mortgage or Mortgagee's interest therein (including any proceeding in the nature of eminent domain), (b) engages counsel to collect any of the indebtedness or to enforce performance of the agreements, conditions, covenants, provisions or stipulations of this Mortgage or the Note or (c) engages counsel on behalf of Mortgagee in connection with any bankruptcy, insolvency, reorganization proceeding or other similar proceeding involving Mortgagor, or (d) engages counsel for any other purpose pertaining to the indebtedness that is secured by this Mortgage, then all of Mortgagee's costs, expenses and reasonable counsel fees, whether or not suit is instituted, shall be paid to Mortgagee by Mortgagor, on demand, with interest at the Default Rate and until paid such amounts shall be deemed to be part of the indebtedness evidenced by the Note and secured by this Mortgage.

                    14. Notices.

                        All notices permitted or required under this Mortgage or the Note shall be in writing, and shall be (a) personally served or (b) delivered by an independent courier service against a signed receipt or (c) sent by registered or certified U.S. Postal Service mail, postage prepaid. All notices permitted or required under this Mortgage shall be addressed to the addressee at the address set forth on the first page of this Mortgage or in the Note, or at such other address as the addressee may designate by written notice as aforesaid. Such notices shall be deemed to have been received by the addressee upon the first to occur of (i) actual receipt thereof or (ii) the date on which delivery thereof by a method described in clauses (b) or (c) of this
Article is first attempted.

                    15. Amendment.

                        This Mortgage cannot be changed or amended except by an agreement in writing signed by the party against whom enforcement of the change is sought.

                    16. Parties Bound.

                        This Mortgage shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. For purposes of this Mortgage, the neuter shall include the masculine and the feminine and the singular shall include the plural and the plural the singular, as the context may require.

                    17. Interest Rate.

                        Notwithstanding any provision contained in this Mortgage or in the Note secured hereby, Mortgagor's liability for interest shall not exceed the limits now imposed by the applicable usury law. If any clause in the Note or this Mortgage requires interest payments in excess of the highest rate permitted by the applicable usury law, the clause in question shall be deemed to require such payment at the highest interest rate allowed by the applicable usury law.

                    18. Captions.

                        The captions preceding the text of the paragraphs or subparagraphs of this Mortgage are inserted only for convenience of reference and shall not constitute a part of this Mortgage, nor shall they in any way affect its meaning, construction or effect.

                    19. Leasehold Mortgage

                        (a) The Mortgagor covenants that as lessee under and pursuant to the provisions of the Lease, Mortgagor (i) will diligently perform and observe all of the terms, covenants and conditions of the Lease required to be performed and observed by The Mortgagor as lessee, to the end that all things shall be done which are necessary to keep unimpaired the Mortgagor's rights as lessee under the Lease; (ii) will promptly advise Mortgagee in writing of the giving of any notice by the MCIA to Mortgagor of any default by Mortgagor, as such lessee, in the performance or observance of any of the terms, covenants or conditions or the ease on the part of Mortgagor, as lessee thereunder, to be performed or observed and deliver to Mortgagee a true copy of each such notice.

                    (b) If Mortgagor shall fail to pay any installments of rent or other charges payable under the Lease, or to make any other payment required to be paid by Mortgagor under the Lease at the time and in the manner provided therein; or if Mortgagor shall fail to perform or observe any other term, covenant, condition or obligation required to be performed or observed by Mortgagor in the Lease, then without limiting the generality of any other provisions of this Mortgage, and without waiving or releasing Mortgagor from any of its obligations hereunder, Mortgagee shall have the right, but shall be under no obligation, to pay any such installment of rent, or other payment, and may perform any other act, to take such action as may be appropriate to cause such other term, covenant, condition or obligation under the Lease to be promptly performed or observed on behalf of Mortgagor, to the end that Mortgagor's right in, to and under the Lease shall be kept unimpaired and free from default. Upon receipt by Mortgagee from the MCIA under the Lease of any written notice of default by the lessee thereunder, Mortgagee may rely thereon and take any action as aforesaid to cure such default even though the existence of such default or the nature thereof be questioned or denied by Mortgagor or by any party on behalf of Mortgagor. Mortgagee and any person designated by Mortgagee shall have, and is hereby granted, the right to enter upon the Mortgaged Property at any time and from time to time for the purpose of taking any such action, and all monies expended by Mortgagee in connection therewith (including, but not limited to, legal expenses and disbursements), together with interest thereon at the rate then provided for in the Note secured hereby from the date of each expenditure, shall be paid by Mortgagor to Mortgagee forthwith upon demand by Mortgagee, and shall be secured by this Mortgage. Mortgagee shall have, in addition to any other right or remedy, the same rights and remedies in the event of default or non-payment under the Lease or any such mortgage as in the case of a default by Mortgagor in the payment of any installment of principal or interest due and payable hereunder.

                        (c) Mortgagor further covenants and agrees:

                            (i) that it will not surrender its leasehold estate
and interest, nor terminate or cancel the Lease, and that it will not without the express written consent of the Mortgagee modify, change, supplement, alter or amend the Lease either orally or in writing, and as a further security for the repayment of the indebtedness secured hereby and for the performance of the covenants herein and in the Lease contained, Mortgagor hereby assigns to Mortgagee all of its rights, privileges and prerogatives as tenant under the Lease to terminate, cancel, modify, change, supplement, alter or amend the Lease, and any such termination, cancellation, modification, change, supplement, alteration or amendment of the Lease without the prior written consent thereto by Mortgagee shall be void and of no force and effect. So long as there is no breach of or default under any of the covenants or agreements herein contained to be performed by Mortgagor, or in the performance by Mortgagor of any of the terms, covenants and conditions in the Lease contained, Mortgagee shall have no right to terminate, cancel, modify, change, supplement, alter or amend the Lease;

                            (ii) that no release or forbearance of any of
Mortgagor's obligations under the Lease, pursuant to the Lease or otherwise, shall release Mortgagor from any of it obligations under this Mortgage, including its obligations with respect to the payment of rent as provided for in the Lease and the performance of all of the terms, provisions, covenants, conditions and agreements contained in the Lease, to be kept, performed and complied with by the tenant therein; and

                            (iii) that unless Mortgagee shall otherwise
expressly consent in writing, the fee title to the property demised by the Lease and the leasehold estate shall not merge but shall always remain separate and distinct, notwithstanding the union of said estates either in the lessor or in the lessee, or in a third party.

                    20. Other Financing.

                        Mortgagor will not create or permit to exist any other lien on, or security interest in, any portion of the Mortgaged Property (including any furniture, fixtures, machinery and equipment used in connection therewith); will not lease any such furniture, fixtures, machinery and equipment; and will not incur any indebtedness to purchase any such furniture, fixtures, machinery and equipment, except as contemplated hereby, without the prior written consent of Mortgagee.

                        Mortgagor shall have no right to permit the holder of any subordinate mortgage or other subordinate lien, whether or not consented to by Mortgagee, to terminate any lease of all or a portion of the Mortgaged Property whether or not such lease is subordinate (whether by law or the terms of such lease or a separate agreement) to the lien of this Mortgage without first obtaining the prior written consent of Mortgagee. The holder of any subordinate mortgage or other subordinate lien shall have no such right, whether by foreclosure of its mortgage or lien or otherwise, to terminate any such lease, whether or not permitted to do so by Mortgagor or as a matter of law, and any such attempt to terminate any such lease shall be ineffective and void.

                    21. Conveyance.

                        Without the prior written consent of Mortgagee, Mortgagor will abstain from and will not cause or permit any sale, exchange, transfer, lease or conveyance (herein all called "transfer") of the Mortgaged Property or any part thereof, or any interest therein, voluntarily or by operation of law. If Mortgagor is a corporation, any change in the ownership of the corporate stock of Mortgagor or the issuance of additional stock which would result in the transfer of control and management of Mortgagor shall be deemed to be a transfer of the Mortgaged Property within the meaning of this Article. If Mortgagor is a partnership, any change in the ownership of partnership interests of Mortgagor shall be deemed to be a transfer of the Mortgaged Property within the meaning of this Article.

                    22. Financial Information.

                        (a) As long as the debt secured hereby remains unpaid in whole or in part, Mortgagor covenants to furnish each year to Mortgagee, financial statements prepared by a certified public accountant satisfactory to Mortgagee and in such detail as Mortgagee may reasonably require, showing the annual income and expenses relating to the Mortgaged Property, annual sources and uses of funds and a balance sheet for Mortgagor. Each such annual report shall be certified by an officer of Mortgagor as being true, correct and complete. Each of such annual reports shall be due on or before the first day of each April, and shall be accompanied by a copy of Mortgagor's Federal income tax return for the most recently concluded tax year of Mortgagor.

                        (b) Mortgagor shall cause each person or entity guaranteeing the obligations of Mortgagor to furnish to Mortgagee, on or before April 1 of each year while such guaranty is in effect, current financial statements and a copy of such guarantor's Federal income tax return for the most recently concluded tax year. Such statements shall include a balance sheet and an income and expense statement for the preceding calendar year, shall be prepared by a certified public accountant satisfactory to Mortgagee and be certified as true and correct by an officer of the guarantor or the guarantor, as the case may be.

                        (c) Mortgagor shall deliver to Mortgagee, at the time each annual report is required pursuant to paragraph (a) of this Article, and at such other times as Mortgagee may request, a current rent-roll for the Mortgaged Property and a statement of identifying all persons who have an ownership interest in Mortgagor and the percentage interest held by each person. Such rent-rolls and statements shall be certified to Mortgagee as being true and correct by an officer of Mortgagor.

                        (d) Mortgagor and, by their execution of any guaranty, the guarantors of Mortgagor's obligations, consent to the delivery by Mortgagee of copies of all financial information heretofore or hereafter provided to Mortgagee by them, or any of them, to any financial institution (which term shall include, without limitation, any bank, savings and loan association, pension fund, insurance company, real estate investment trust or similar investor in mortgage loans) with whom Mortgagee may negotiate for the sale by Mortgagee of a participation interest in the loan secured by this Mortgage.

                    23. Advance Money Mortgage.

                        (a) This Mortgage secures future advances made pursuant to this Mortgage or pursuant to the Loan Agreement

                    24. Business Purpose

                        Mortgagor warrants that this Mortgage is delivered in connection with a business or commercial loan transaction.

                    25. Construction.

                        This Mortgage shall be construed in accordance with the laws of the state in which the Mortgaged Property is located.

                    26. Severability.

                        Any provision of this Mortgage which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability but shall not invalidate or render unenforceable any other provision in this document and the remaining provisions shall stay in full force and effect.

                    27. Joinder. MCIA, by executing and delivering this Mortgage, hereby consents to and joins in the encumbrance of both the leasehold interest by the Mortgagor created hereby, and the encumbrance of the fee interest in the Mortgaged Property of MCIA, and confirms and agrees that Mortgagee may, in addition to any other remedies available hereunder, after the occurrence of an Event of Default hereunder, foreclose upon MCIA's fee interest in the Mortgaged Property as provided hereby.

                    IN WITNESS WHEREOF, this Mortgage has been duly executed as of the day and year first above written.

                                     T-KAT Corp., a New Jersey Corporation


                                     By:__________________________________
                                               (Vice) President

(Corporate Seal)

                                     Attest:______________________________

                                     T-Kat Urban Renewal Corporation, a New
                                     Jersey Corporation


                                     By:__________________________________
                                              (Vice) President
(Corporate Seal)
                                     Attest:______________________________

                                     MERCER COUNTY IMPROVEMENT
                                     AUTHORITY


                                     By:__________________________________

                                   NEW JERSEY
                            CORPORATE ACKNOWLEDGMENT

STATE OF                                      :

COUNTY OF                                     :

                    Be it remembered, that on this ____ day of ___________ 1996, before me, the subscriber, in and for said county, personally appeared _________________________________________________________ of T-Kat Corp. who I
am satisfied is the person who signed the within instrument, and he/she acknowledged that he/she signed, sealed with the corporate seal and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation, made by virtue of a Resolution of its Board of Directors. And said __________________________ did further certify and acknowledge that he/she received a true, correct and complete copy of the within Mortgage and the Mortgage Note secured thereby.


                    Witnesseth my hand and seal.


                                               -----------------------------
                                                       Notary Public

                                               My Commission Expires:

                                   NEW JERSEY
                            CORPORATE ACKNOWLEDGMENT

STATE OF                                      :

COUNTY OF                                     :

                    Be it remembered, that on this ____ day of ___________ 1996, before me, the subscriber, in and for said county, personally appeared _________________________________________________________ of T-Kat Corp. Urban
Renewal Corporation, who I am satisfied is the person who signed the within instrument, and he/she acknowledged that he/she signed, sealed with the corporate seal and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation, made by virtue of a Resolution of its Board of Directors. And said __________________________ did further certify and acknowledge that he/she received a true, correct and complete copy of the within Mortgage and the Mortgage Note secured thereby.


                    Witnesseth my hand and seal.


                                             -----------------------------
                                                     Notary Public

                                             My Commission Expires:

STATE OF              :
                      :  SS.
COUNTY OF             :


                    BE IT REMEMBERED that on this       day of           , 1995,
before me, the undersigned authority, personally appeared                , of
         , a Corporation, who, I am satisfied, is the individual who signed the within Instrument, sealed with the corporate seal and delivered the same as such officer aforesaid, and he acknowledged that he signed the same and that the within Instrument is the voluntary act and deed of such Corporation, made by virtue of a Resolution of its Board of Directors.



                                        -------------------------------

                     ENVIRONMENTAL INDEMNIFICATION AGREEMENT

         This Environmental Indemnification Agreement is made this _____ day of ___________, 1996 by and between T-KAT Corp. (hereinafter referred to as "Borrower"), and EQUITY NATIONAL BANK (hereinafter referred to as "Lender"), in connection with and in consideration of a certain construction mortgage loan made by Lender to Borrower of even date herewith (hereinafter referred to as "Loan").

                1.  The Borrower represents and warrants to Lender:

                    A. Neither the Borrower, nor to the best of Borrower's knowledge, any prior owner of the premises covered by the mortgage securing, or to secure, the Loan (the "Premises") or any other person has caused or permitted any "Hazardous Waste" "hazardous substance" or "Toxic Substance" as such terms are defined in any State, federal, or municipal statute, law, ordinance, rule or regulation, (hereinafter referred to as "Hazardous Material") to be discharged, dispersed, released, stored, treated, generated, disposed of, or allowed to escape on, under or at the Premises, nor have the Premises, or any part thereof ever been used by the Borrower, or, to the best of Borrower's knowledge, any prior owner of the Premises or any other person, as a dump, storage or disposal site for any Hazardous Material.

                    B. To the best of Borrower's knowledge, no asbestos or asbestos-containing materials have been installed, used, incorporated into, or disposed of on the Premises.

                    C. To the best of Borrower's knowledge, no polychlorinated bipheyls ("PCBs") are located on or in the Premises, in the form of electrical transformers, fluorescent light fixtures with ballasts, cooling oils, or any other device or form.

                    D. To the best of Borrower's knowledge, no underground storage tanks are located on the Premises or were located on the Premises and subsequently removed or filled.

                    E. The Borrower (a) has received no notice of any release or threatened release of any Hazardous Materials in, under or upon the Premises or of any violation of any environmental or ecological protection laws or regulations with respect to the Premises, and (b) know of no basis for any such notice or violation with respect to the Premises.

                    F. The Premises is not currently being used, and has not since 1983 been used for any purpose which would constitute an "Industrial Establishment" under the Industrial Site Recovery Act, N.J.S.A. 13:K-6 et seq. ("ISRA").

          2. Borrower hereby agree to indemnify Lender and to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever paid, incurred or suffered by, or asserted against, Lender for, with respect to, or as a direct or indirect result of (i) the presence on or under, or the escape, seepage, leakage, spillage, discharge, emission, discharging or release from the Premises of Hazardous Material, including without limitation, any losses, liabilities, damages, injuries, costs, expenses or claims, asserted or arising under the Federal Comprehensive Environmental Response Compensation and Liability Act of 1980, 42 U.S.C. 9601 et seq. ("CERCLA"), ISRA or any other federal, state or local statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or standards of conduct concerning, any Hazardous Material, the costs of any required or necessary cleanup or detoxification of the Premises, the costs of preparation of any cleanup or closure plans and reasonable attorney's fees and costs, or (ii) the presence of any asbestos on the Premises (including without limitation, the cost of removal) regardless of whether or not caused by, or within the control of, Borrowers, which occurs prior to the sale of the Property or applicable portion thereof or the vesting of title in the Property or applicable portion thereof in Bank or third party pursuant to a foreclosure or deed in lieu thereof or otherwise or such earlier date on which Bank or such third party take affirmative control of the Property.

          3. Borrower hereby agree that the representations, warranties and covenants herein shall survive the payment of the indebtedness to Lender and the satisfaction and release of any mortgage and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

          4. Any representation, warranty or certification of Borrower herein which is made "to the best of the Borrower's knowledge" or "to Borrower's knowledge" shall mean the Borrower's actual knowledge without independent verification thereof, and shall specifically exclude any information contained in the environmental screening report prepared for the benefit of the Bank in connection with this loan.


                                         T-KAT Corp.


                                         By:___________________________
                                                  (Vice)President
(Corporate Seal)

                                         Attest:________________________

                             POST CLOSING COMPLIANCE

                       RE: Loan from EQUITY NATIONAL BANK

                                 to T-Kat Corp.

                                   $2,500,000

In consideration of the above loan by EQUITY NATIONAL BANK and as a material inducement to make the loan, the undersigned Borrower hereby covenants and represents to and for the benefit of EQUITY NATIONAL BANK, its successors and assigns ("Lender") as follows:

1. Borrower agrees to execute and re-execute and deliver to Lender any document or instrument signed in connection with the Loan which was incorrectly drafted and/or signed, as well as any document or instrument which should have been signed at or prior to the closing of the Loan, but which was not so signed and delivered.

2. Borrower agrees to comply with any written request by Lender pursuant to Paragraph 1 within ten (10) days after its receipt of such request. Failure by Borrower to so comply shall, at the option of Lender, upon notice of Borrower, constitute an event of default under the Loan.

IN WITNESS WHEREOF, the undersigned Borrower has caused this Agreement to be duly executed and delivered on this ________ day of __________, 1996.


                                        T-KAT Corp.


                                        By:___________________________________
                                                  (Vice) President

(Corporate Seal)

                                        Attest: ______________________________

Signed, sealed and delivered
in the presence of:

_______________________
Cynthia S. Ciuffo, Assistant Vice President

                       ASSIGNMENT OF CONSTRUCTION CONTRACT


                    KNOW ALL MEN BY THESE PRESENTS THAT T-KAT Corp., a New Jersey corporation (hereinafter collectively called "Assignor"), in consideration of One Dollar ($1.00) paid by Equity National Bank (hereinafter called "Assignee"), hereby assigns, transfers and conveys unto Assignee, its successors and assigns, all the rights, interest and privileges of Assignor in and to a certain Standard Form of Agreement between Owner and Contractor dated November 19, 1996 (hereinafter called the "Contract") between Assignor and R. Berman Development Co., L.L.C. (hereinafter called the "Contractor") for the erection and completion of certain improvements upon the property described in Exhibit "A" attached hereto and hereby made a part hereof (hereinafter called the "Premises") and situate in Mercer County, New Jersey, together with all rights and privileges of any nature thereunder accruing to Assignor. The Contract calls for work to be performed by Contractor (the "Work") pursuant to plans and specifications enumerated in the listing entitled "'R.Berman Development Co., L.L.C., KatManDu at Cooper Ironworks, Trenton, NJ, dated 7/15/96' consisting of three pages, a copy of which is attached hereto and made a part hereof as Exhibit "B" (hereinafter called the "Plans and Specifications") and other plans and specifications to be prepared hereafter.

                    This Assignment is made as additional security for the payment and performance of a Note and Mortgage of even date herewith (hereinafter collectively called the "Mortgage"), and all extensions and modifications thereof, made by Assignor to Assignee in the sum of $2,500,000.00, with interest, which Mortgage is intended to be recorded forthwith in the Office of the Recorder of Deeds in and for Mercer County, New Jersey.

                    1. Assignor covenants, represents, warrants, and agrees that:

                        (a) (i) Assignor has not executed or made any prior assignment of any of its rights under the Contract;

                            (ii) Assignor has not done anything which might
prevent Assignee from complying with, or limit Assignee in operating under, any of the provisions hereof;

                            (iii) Additional plans and specifications necessary
for the completion of the improvements contemplated shall be prepared by Clarke Caton Hintz and delivered to Lender for its approval, together with cost estimates of the Work for the completed project based upon such additional plans and specifications and the Plans and Specifications. (At such time as such additional plans and specifications are received and approved by Lender, they shall be deemed to be part of the Plans and Specifications.)

                            (iv) In the event that petroleum products or
hazardous substances, including asbestos and polychlorinated byphenyls (PCB's), are discovered in or on the Premises during construction, Assignor shall advise Assignee promptly of the existence of such substances, and Assignor shall promptly take any necessary steps to remove or render harmless such substances;

                            (v) In the event of a dispute between the Assignor
and the Contractor, the architect may be joined in any proceeding to resolve such dispute;

                            (vi) Builder's risk insurance is on an occurrence a
claims made basis;

                            (vii) Assignor will promptly, upon written request
therefore, supply Assignee with a copy of notes or minutes of job meetings with respect to the Project;

                            (viii) Assignor shall apply for draws under the
construction loan evidenced by the Note on the form AIA Documents G702 and G703.

                        (b) (i) The Contract is unmodified and is in full force and effect.

                            (ii) The Plans and Specifications existing as of the
date hereof describe the Work to be done pursuant to the Contract, subject to the qualification that (i) actual costs in excess of allowances, (ii) actual costs in excess of current low bids (for work and materials not yet under contract), (iii) actual costs in excess of current contract amounts may affect the guaranteed maximum price nature of the Contract;

                            (iii) The Contract requires completion of the Work
no later than 12 months from the date hereof. Payment due on completion of the Work requires, as a precondition, a certificate by the project architect confirming completion of the Work in accordance with Plans and Specifications.

                            (iv) Payments due Contractor under the Contract are
due twice each month. Contractor's vouchers to Assignor are due by the 10th day and the 25th day of each month, and Assignor's payments to Contractor are due 5 days after submission of each of Contractor's vouchers.

                        (c) Assignee will not be obligated to perform or discharge any obligation under the Contract or under or by reason of this Assignment, and Assignor hereby agrees to indemnify Assignee against and hold Assignee harmless from any and all liability, loss or damage which Assignee may or might incur under the Contract or under or by reason of this Assignment and of and from any and all claims and demands whatsoever which may be asserted against Assignee by reason of any alleged obligation or undertaking on Assignee's part to perform or discharge any of the covenants, obligations and conditions of the Contract. If Assignee should incur any such liability, loss or damage under the Contract or under or by reason of this Assignment, or in defense against any such claims or demands, the amount thereof, including costs, expenses and reasonable attorneys' fees, together with interest thereon at the rate applicable to such charges in accordance with the terms of the Mortgage Agreement, shall be payable by Assignor to Assignee immediately upon Assignee's demand.

                    2. This Assignment shall inure to the benefit of and shall be binding upon the parties hereto and their respective heirs, administrators, executors, successors and assigns.

                    3. This Assignment shall be governed by and construed according to the laws of the State of New Jerey.

                    IN WITNESS WHEREOF, Assignor, intending to be jointly and severally legally bound, has duly executed this Assignment the _______ day of ___________, 19__.


                                   T-KAT Corp., a ________ corporation



                                   By:________________________________
                                                (Vice) President

(Corporate Seal)

                                   Attest:____________________________
                                            (Assistant) Secretary

                                    PREMISES
                                   EXHIBIT "A"

                                   EXHIBIT "B"
                            PLANS AND SPECIFICATIONS


                           SPECIFICATIONS AND ADDENDA




                    Date of                                  Number
Titles           Last Revision             Prepared By      of Pages
------           -------------             -----------      --------



PLANS:



                    Date of
Title            Last Revision             Prepared By
-----            -------------             -----------

                     CONTRACTOR'S ACKNOWLEDGMENT AND CONSENT
                         AND ASSIGNMENT OF SUBCONTRACTS


                    R. Berman Development Co., L.L.C., a New Jersey Limited Liability Company ("Contractor") does hereby acknowledge receipt of notice of the above-mentioned Assignment of Construction Contract; covenants that Section 1(b) thereof is true and correct; approves such Assignment; covenants that it has no knowledge of any prior assignment of the Contract by the above-mentioned Assignor; agrees to give the above-mentioned Assignee written notice at the address indicated therein of any defaults by Assignor under the Contract and that Assignee, at the sole option of Assignee, has the right to cure any defaults by Assignor under the Contract within fifteen (15) days after receipt by Assignee of notice of such default; covenants that Contractor will not assign its rights and obligations under the Contract without the prior written consent of Assignee; agrees to pay and discharge all liens or claims for labor and materials furnished in connection with the construction and erection of the improvements or municipal improvements necessary therefor, provided the Contractor has been so paid; agrees to complete fully the improvements on or before the completion date specified in the Contract, subject to any permitted delays as set forth in the Contract, and subject to the provisions of the Contract; agrees that Contractor shall give Assignor notice of any change in the Plans and Specifications; agrees that in the event any of the loan proceeds are disbursed directly to Contractor, Contractor will receive such advances as a trust fund for the purpose of paying the costs of the improvements on the premises and Contractor will apply the advances first to such payment before using any part of such advances for any other purpose; agrees that Contractor shall apply for payment periodically from Assignor on the forms identified in the above mentioned Assignment of Construction Contract; agrees that Assignee shall have no liability to Contractor either under the Contract, the foregoing Assignment, or otherwise for any act or omission occurring prior to such time as Assignee elects to assume the future obligations of Assignor under the Contract; and agrees, upon the request of Assignee, to complete construction of the work described in the Contract in strict accordance with the terms of such Contract, for the benefit of Assignee, its successors or assigns, provided that Assignee pays to Contractor the amount due to Contractor under the Contract, including, without limitation, Contractor's invoices for work previously preformed.

                    The officer executing this instrument on behalf of Contractor hereby personally certifies that Contractor has full authority under all state and local laws and regulations to perform all of its obligations under the Contract.

                    Contractor, intending to be legally bound hereby, does hereby collaterally assign, transfer and convey unto Assignee, its successors and assigns, all the rights, interest and privileges of Contractor in and to each and every subcontract which Contractor has entered into or shall hereafter enter into with respect to the aforementioned Work. Contractor covenants and agrees that it has not and will not execute or make any assignment of its rights under such subcontracts to anyone other than Assignee. This Assignment is made to secure Contractor's obligations to Assignee under this Acknowledgment and Consent and Assignment of Subcontracts, including, without limitation, Contractor's obligation to complete construction of the work described in the Contract in accordance with the terms of such Contract, for the benefit of Assignee, its successors or assigns upon the request of Assignee. Assignee shall not be obligated to perform or discharge any obligation of Contractor in connection with any of such subcontracts unless and until Assignee, following a default by Contractor hereunder or under the Contract, expressly assumes in writing any such subcontract.

                    IN WITNESS WHEREOF, Contractor has caused this Acknowledgment, Consent and Assignment to be duly executed and sealed this _______ day of __________, 19__.




                                            By:____________________________
[Corporate Seal]                                     President




                                            Attest:________________________
                                                      Secretary

               ASSIGNMENT OF RENTS, LEASES, PROFITS AND AGREEMENTS
                              AFFECTING REAL ESTATE


                    THIS ASSIGNMENT, made this ______ day of ______, 1996, by T-Kat Corp. a New Jersey corporation with an office at 41-417 N. Columbus Blvd., Philadelphia, Pennsylvania, 19123 ("Assignor") and Equity National Bank with an office at The Corporate Center at Sagemore, Suite 8101, 8000 Sagemore Drive, Marlton, New Jersey 08053 ("Assignee")


                              W I T N E S S E T H:


                    A. Assignor has executed, acknowledged and delivered to Assignee Assignor's note bearing even date herewith in the amount of $2,500,000 (the "Note") performance of which is secured by a mortgage bearing even date herewith (the "Mortgage") covering certain real estate located in Mercer County, New Jersey (the "Property"), more fully described in Exhibit "A" attached hereto and hereby made a part hereof.

                    B. As additional security for performance of Assignor's obligations under the Note and Mortgage (and any extensions and/or modifications thereof), Assignor has agreed to assign to Assignee all of Assignor's rights under various leases and agreements affecting the Property, on the terms and conditions herein set forth.

                    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable consideration, receipt of which is hereby acknowledged, Assignor agrees as follows:

                    1. Assignment of Leases and Agreements. (a) Assignor hereby assigns and transfers to Assignee all of Assignor's rights, interest, and privileges in all leases now or hereafter in existence with respect to the Property or any part thereof, together with any extension or renewal of any such lease (hereinafter referred to individually as a "lease" and collectively as the "leases"). This Assignment includes:

                    (i) All rents, income and profits due or to become due under the leases, or any of them;

                    (ii) any sums to which Assignor may become entitled in any court proceeding involving the bankruptcy, insolvency or reorganization of any tenant; and

                         (iii) any payments made by any tenant in lieu of rent.
Assignor agrees that it will, immediately upon request of Assignee, execute, acknowledge and deliver specific separate assignments of any leases now or hereafter affecting the Property or any part thereof.

                    (b) Assignor hereby assigns and transfers to the Assignee all of Assignor's rights, interest, and privileges in the "Agreements" (as defined below). For purposes hereof the term Agreements shall mean any and all agreements affecting the Property, and the improvements to be constructed thereon, including but not limited to:

                           (i) All licenses, permits, approvals, plans,
specifications, drawings or renderings, certificates and agreements with or form all boards, agencies, departments, governmental or quasi-governmental, relating directly or indirectly to the use, operation and maintenance of the Property, the Improvements (as defined in the Construction Loan Agreement between Assignor and Assignee of even date herewith), whether heretofore or hereafter issued or executed (collectively the "Licenses");

                           (ii) All contracts, subcontracts, agreements, service
contracts, rights, warranties and purchase orders, audits, surveys and studies relating to the Property which have heretofore been or will hereinafter be executed by or on behalf of Assignor, or which have been or will hereafter be assigned to Assignor, as well as all promotional and marketing material, products or documents in connection with or relating to t he development, construction, or improvement of the Property or to the use, access, operation, sale and maintenance of the Property (the "Contracts")

                    2. Limitations On Assignment.

                       (a) This Assignment is given for the purpose of securing performance by Assignor of all of its obligations under the Note and Mortgage and accordingly, upon payment in full of all indebtedness evidenced by the Note, and discharge of all Assignor's other obligations under the Note and Mortgage, as evidenced by the recording of an instrument of satisfaction of the Mortgage (without the recording of another mortgage in favor of Assignee affecting the Property), this Assignment shall automatically become null and void.

                       (b) So long as Assignor is not in default in any respect under the Note or the Mortgage or this Assignment, Assignor shall have the right to collect all rents, issues and profits from the Property and to retain, use and enjoy the same and to use and enjoy the benefits of the Agreements; provided, Assignor agrees that it will not under any circumstances collect or accept any rent more than 30 days prior to accrual.

                       (c) Notwithstanding any provision herein to the contrary, this Assignment is intended to be an absolute assignment from Assignor to Assignee and not merely the passing of a security interest. The rents, leases and profits and Agreements are hereby assigned absolutely by Assignor to Assignee contingent only upon the occurrence of a default. This Assignment includes an assignment of any and all guarantees of the lessees' obligations under leases covered hereby.

                    3. Assignor's Obligations. Assignor agrees that it will perform all of its obligations as landlord under the leases and enforce the performance by the tenants of all their respective obligations under the leases. Assignor will perform all of its obligations under each of the Agreements. Assignor will not (other than in the normal course of Assignor's business) terminate the leases, the Agreement or any of them, or accept surrender of possession of any premises covered by a lease, or modify any lease or Agreement, or release any tenant or any guarantor or surety of any tenant's obligations without the prior written consent of Assignee.

                    4. Cross Default. Any default by Assignor under the Note or Mortgage shall be considered a default under this Assignment, and any default under this Assignment shall be considered a default under the Note and the Mortgage, and in any such event, Assignee shall be entitled to exercise all or some or any of its remedies under the Note, the Mortgage or under this Assignment, or as may otherwise be available to Assignee at law or in equity, in such order as Assignee may elect.

                    5. Assignee Not Bound To Perform Under Leases. Notwithstanding any legal presumption to the contrary, Assignee shall not be obligated by reason of acceptance of this Assignment to perform any obligation of Assignor as landlord under the leases, or any of them, or any Agreement and Assignor hereby agrees to indemnify Assignee and save it harmless from and against any loss, liability or damage arising from any claim by any tenant or any other party arising under or in connection with the leases, the Agreements or any of them, or this Assignment. However, Assignee may, at its option, and without releasing Assignor from any obligation hereunder, discharge any obligation which Assignor fails to discharge, including without limitation, defending any legal action, and Assignor agrees to pay immediately upon demand all sums expended by Assignee in connection therewith, including counsel fees, together with interest thereon at the rate provided for in the Note, and the same shall be added to the indebtedness evidenced by the Note and secured by the Mortgage and this Assignment.

                    6. Warranties of Assignor. Assignor hereby represents and warrants to Assignee, as a material inducement to Assignee to accept this Assignment, that:

                       (a) Assignor has not executed any prior assignment of any of its rights under the leases, the Agreements or any of them.

                       (b) Assignor has not done anything which might prevent Assignee from or limit Assignee in operating under any of the provisions hereof.

                       (c) Assignor has not accepted, and shall not accept, rent under any lease more than 30 days in advance of accrual.

                       (d) Assignor has not executed or entered into any written or oral leases affecting the Property.



                    7. Possession.

                       (a) Effective immediately upon Assignor's default under the Note, the Mortgage or this Assignment or any lease or Agreement, Assignor authorizes Assignee, at its option, to enter and take possession of the Property, or any part thereof, and to manage and operate the same, to collect rents (and, in connection therewith, to endorse Assignor's name to all checks made payable to Assignor and to deposit such checks in Assignee's account), to let or re-let the Property or any part thereof, to cancel and modify leases, and the Agreements, to evict tenants, to bring or defend any suits in connection with possession of the Property in its own name or Assignor's name, to make such repairs, alterations and improvements as Assignee deems appropriate, to exercise any of Assignor's rights under any of the Agreements, to perform any of Assignor's obligations under any of the Agreements and to perform any other acts in connection with management and operation of the Property as Assignee, in its discretion, may deem appropriate.


                       (b) Any income derived from the Property pursuant to subparagraph (a) above shall be applied, in such order and amounts as Assignee may elect, to the following: costs of operation and maintenance of the Property, including without limitation, management fees and professional fees, taxes, water and sewer charges, insurance, maintenance, repairs and the like; interest due on the indebtedness secured hereby; any other amounts necessary to meet the obligations of Assignor under the Note, the Mortgage and leases and Agreements (other than payment of the principal indebtedness); and the principal indebtedness.

                       (c) Notwithstanding the foregoing, this Assignment shall not place responsibility on Assignee for the control, care, management or repair of the Property or make Assignee responsible or liable for any injury or death to any person or property arising from any negligence in the management, operation, upkeep, repair or control of the Property.

                       (d) Exercise by Assignee of its rights under subparagraph
(a) above shall not waive or cure any default under the Note or the Mortgage nor affect any proceedings or any sale pursuant thereto.

                    8. Notice to Tenants and Parties to the Agreements. Assignor hereby authorizes Assignee to give written notice of this Assignment at any time after default by Assignor to the tenants under the leases, or some or any of them and to any party to any of the Agreements. All tenants are authorized and directed to pay rent directly to Assignee upon receipt from Assignee of a statement that Assignor is in default hereunder or under the Note and Mortgage, accompanied by a demand for such payment, without any further proof of Assignor's default. All parties to the Agreements are authorized and directed to perform the obligations under the Agreements to Assignee upon receipt from Assignee of a statement that Assignor is in default hereunder or under the Note and the Mortgage.

                    9. Benefits and Burdens. This Assignment shall be binding upon Assignor and successors and assigns, including any subsequent owner of the Property, and shall inure to the benefit of Assignee and its successors and assigns, including any assignee of the Note and the Mortgage.

                    10. Personal Liability. Upon the occurrence of any "Event of Default" under the Mortgage, Note or this Assignment, Assignor shall apply the rents and profits thereafter received by Assignor with respect to the Property directly towards the expenses of maintaining the Property and towards payment of the Note and Mortgage. Assignor shall be personally liable for the proper application of such rents and profits as aforesaid and the lien of any judgment obtained to recover such costs shall, to the extent of any such rents and profits not so applied by Assignor extend to any property now or hereafter owned by Assignor.

                    11. Notices. All notices or demands hereunder must be served by personal service, or by certified or registered mail, addressed to Assignor or Assignee, as the case may be, at the addresses set forth at the beginning of this Assignment, or to such other address as the party to be charged with such notice shall have specified by written notice to the other.


                    IN WITNESS WHEREOF, the Assignor has duly executed this Assignment the day and year first above written.


                                            T-KAT Corp.


                                            By:___________________________
                                                    (Vice) President

(Corporate Seal)
                                        5

                                            Attest:________________________

                                   NEW JERSEY

                            CORPORATE ACKNOWLEDGMENT

STATE OF                                      :

COUNTY OF                                     :

                    Be it remembered, that on this ____ day of ___________ 1996, before me, the subscriber, in and for said county, personally appeared _________________________________________________________ of T-Kat Corp. who I
am satisfied is the person who signed the within instrument, and he/she acknowledged that he/she signed, sealed with the corporate seal and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation, made by virtue of a Resolution of its Board of Directors. And said __________________________ did further certify and acknowledge that he/she received a true, correct and complete copy of the within Mortgage and the Mortgage Note secured thereby.


                    Witnesseth my hand and seal.


                                            -----------------------------
                                                    Notary Public

                                            My Commission Expires:

                           CONSTRUCTION LOAN AGREEMENT


                    THIS AGREEMENT, made the ___ day of ____________, 1996 by and between Equity National Bank, with an office at The Corporate Center at Sagemore, Suite 8101, 8000 Sagemore Drive, Marlton, New Jersey 08053 ("Lender") and T-KAT CORP. , a New Jersey Corporation, t/a KatManDu, with an office at 41-417 North Columbus Blvd., Philadelphia, Pa 19123 ("Borrower").


                              W I T N E S S E T H :


                    A. Borrower is or is about to become the owner of certain of a leasehold interest in real estate located in Mercer County, New Jersey, pursuant to a sublease dated even date herewith, with T-Kat Urban Renewal Corp., the Lessor under an Agreement of Lease (the "Lease") dated June 18, 1996, by and between Mercer County Improvement Authority ( the "Landlord") and T-Kat Urban Renewal Corp. (the "Real Estate"). The Real Estate is more fully described in the mortgage referred to in Section 2 hereof.

                    B. Borrower desires to construct or cause to be constructed, within the time hereinafter set forth, certain renovations of the former Cooper Iron Work Building into a theme restaurant, nightclub and evening entertainment establishment (the "Improvements") on the Real Estate, in accordance with certain plans and specifications (the "Plans and Specifications"), copies of which, initialed by Borrower for identification purposes, have been deposited with Lender.


                    C. Borrower has applied to Lender for a loan to finance the cost of construction of the Improvements and related costs, and to provide permanent financing after completion of construction of the Improvements.

                    NOW, THEREFORE, the parties hereto, intending to be legally bound hereby, agree as follows:

                    1. Loan.

                        Subject to the terms and conditions herein set forth, Lender agrees to lend, and Borrower agrees to borrow, a sum aggregating not in excess of $2,500,000 (the "Loan"). Upon completion of the Improvements in accordance with the provisions of this Agreement, Borrower shall repay to Lender the amount by which the then outstanding principal balance of the Loan exceeds

$1,500,000.00, and Borrower shall repay the remaining outstanding principal balance of the Loan together with interest thereon in accordance with the provisions of the Note (defined below).

                    2. Security.

                        (a) The Loan shall be advanced by Lender in installments as hereinafter provided, and shall be evidenced by Borrower's note (the "Note") executed simultaneously herewith.

                        (b) As security for the Loan and for the obligations of Borrower hereunder, Borrower shall deliver to Lender the following:

                            (1) A mortgage and security agreement (the
"Mortgage") covering the Real Estate, all easements appurtenant to or benefitting the Real Estate, the Improvements and all fixtures, machinery and equipment necessary or incidental to the general operation and maintenance thereof and all renewals and replacements thereof or additions thereto, all as more specifically described in the Mortgage. (All of the foregoing are sometimes hereinafter collectively referred to as the "Mortgaged Property".) The Mortgage shall be a continuing first lien in the full amount of the Loan, on the Borrower's leasehold interest in the Real Estate, free and clear of all prior liens (including mechanics' liens, filed or unfiled), restrictions, easements and other encumbrances and title objections other than the Lease, that are not approved by Lender, and shall be insured as a first lien on the Mortgaged Property at Borrower's expense by a reputable title insurance company satisfactory to Lender.

                            (2) Such additional security agreements, financing
statements and other security instruments, creating a valid first lien upon the aforesaid fixtures, machinery, equipment and other property now or hereafter located upon the Real Estate as the Lender may reasonably require.

                            (3) Joint and several personal guarantees and
suretyship agreements signed by Stuart N. Harting, S. Lance Silver, KatManDu Corporation and KatManDu Investment Partners, LP (the "Guarantors").

                            (4) A collateral assignment of leases with respect
to the Mortgaged Property and of the rents, issues and profits therefrom.

                            (5) An assignment of Borrower's rights in, to and
under a general contract for the construction of the Improvements with T.R.I. Berman Development Corp., L.L.C. (the "General Contractor").

                            (6) An assignment of Borrower's rights in, to and
under a contract for architectural services with Clarke, Caton Hintz (the "Architect").

                        The documents referred to above shall be in form and substance satisfactory to Lender.

                    3. Construction.

                        (a) Borrower shall commence construction according to the Plans and Specifications, through a general contractor approved by Lender, promptly after signing this Agreement and thereafter proceed diligently, employing sufficient workmen and supplying sufficient materials so that the Improvements shall be fully completed and ready for normal use thereof not later than the earlier to occur of (i) twelve (12) months from the date hereof (ii) the outside completion date set forth in the Lease and (iii) the outside completion date set forth in the Permanent Commitment (as hereafter defined).

                        (b) Borrower further agrees that:

                            (1) The construction shall be performed strictly in
accordance with the Plans and Specifications, and all applicable statutes, laws and ordinances, the requirements of the Lease, the Permanent Commitment, all governmental authorities having jurisdiction, and the requirements of the Board of Fire Underwriters (or any other body now or hereafter constituted exercising similar functions) in and for the locality in which the Real Estate is situated.

                            (2) The Improvements when erected will be wholly on
the Real Estate within applicable building restriction lines and will not violate applicable use or other restrictions, whether established in prior conveyances, zoning laws or regulations or elsewhere. Borrower will, upon request, furnish evidence with respect thereto, together with a foundation survey by a licensed surveyor or engineer, showing that the construction is entirely on the Real Estate and free from such violations and that there are no encroachments by or on the Real Estate.

                            (3) No amendment shall be made to the Plans or
Specifications, the Lease, or the construction contract between the Borrower and
R. Berman Development Co., L.L.C. (the "Construction Contract") without the written approval of the Lender, the "Permanent Lender" (as defined below) and, of any governmental authority having jurisdiction.

                            (4) Borrower will not engage or continue to employ
any contractor, subcontractor or materialman (collectively the "Subcontractors") who may be objectionable to Lender in the exercise of reasonable business judgment. Nothing herein shall require the Lender's pre-approval of the Subcontractors.

                            (5) Immediately after receiving notice from Lender
or any governmental authority, Borrower will remove from the Real Estate all materials and all portions of the construction which Lender or any governmental authority may condemn as failing in a substantial way to conform with the Plans and Specifications or applicable laws and will make good all portions of the construction damaged by such removal.

                            (6) Borrower will provide to Lender a physical
location for the inspection of the Mortgaged Property and afford full and free access to all plans, drawings and records with respect to the construction.

                            (7) Not less than 10% of the Subcontractors will be
minority contractors pursuant to Minority and Female Subcontractor Participation in State Construction Contracts (N.J.A.C. 17:14-1.1 et seq.)


                        (c) Lender may at any time after a default, place a superintendent or inspector on the job, whose duties shall be to require that the Improvements are constructed in accordance with the Plans and Specifications. Such superintendent or inspector shall be paid an amount specified by Lender which shall be disbursed hereunder and shall be evidenced by the Note and secured by the Mortgage. Nothing contained herein shall be deemed to limit or otherwise alter the right of the Lender to make inspections of the Property and the Improvements in connection with any request for an advance.

                        (d) Although Lender may inspect and approve the Plans and Specifications, cost estimates, actual construction, and other matters pertaining to construction of the Improvements or exercise its rights under paragraph (c) above, such inspections or exercise of rights are solely for the protection of Lender, and Borrower understands that Lender is not making and will not make any warranties or representations as to any matters pertaining to the Im provements (including, without limiting the generality hereof, the sufficiency of the construction funds, the adequacy of the Plans and Specifications or proper performance by any contractor or subcontractor).

                    4. Advances.

                        (a) The Loan shall be allocated in accordance with the budget set forth in Exhibit "A" attached hereto and hereby made a part hereof (the "Loan Budget"), but Lender may at its option reallocate the Loan, or any part thereof, among the categories set forth in Exhibit "A" at any time and from time to time. After an initial advance at settlement, Borrower will request advances periodically, but not more frequently twice monthly, (pursuant to the provisions of the Construction Contract) as the work progresses, such request to be on Lender's customary form, signed by Lance Silver, Stuart Harting or James Bergman.

                        (b) Advances may be made (directly or through a title insurer) to Borrower, any prime contractor(s), subcontractor(s), materialman and others who have furnished goods or services in connection with the project, or some or any of them, as Lender may elect from time to time.

                        (c) Applications for advances for direct construction costs shall also be signed by the General Contractor and shall be for amounts not exceeding 90% of the cost of the completed construction and materials incorporated in the Improvements for which payment is requested. After the construction of the Improvements shall be 50% completed, as determined by Lender's inspecting architect, no additional funds shall be withheld by Lender from subsequent advances. The remaining 10% will not be advanced until the Improvements have been fully completed in accordance with the Plans and Specifications and Borrower has obtained a valid final certificate of occupancy and such other evidence as Lender may reasonably require that the Improvements comply with the requirements of subparagraphs 3(b)(1) and 3(b)(2) of this Agreement. Payment of each such application will be subject to the certification of Lender's inspecting architect, and submission of certified Applications or payment on AIA form G702/G703, and shall be based on a physical inspection, that the work for which payment is requested has been completed in accordance with the Plans and Specifications, that the cost thereof is as set forth in the application, that the work is progressing rapidly enough to meet the completion date set forth in Section 3 of this Agreement, and that there are no liens encumbering the Real Estate. However, approval and/or payment of any application shall not constitute a waiver of Lender's rights as to any work or material which may be defective or which may fail to comply with the Plans and Specifications or with the requirements of Section 3 of this Agreement. All lien searches and Lender inspection fees shall be paid by the Borrower.

                        (d) Applications for advances for indirect construction costs (such as interest, brokerage fees, insurance premiums and settlement expenses) may be signed by or on behalf of Borrower alone, will include such supporting information as Lender may reasonably require and will not be subject to the aforesaid 10% holdback, together with evidence satisfactory to Lender that Borrower has paid the "Borrower's Equity Contribution" for such item, as set forth on the Loan Budget prior to any advance for such item by the Lender. If the Loan Budget includes an "interest reserve", Borrower shall establish such "interest reserve" with the Lender, Lender may make disbursements for interest due Lender during construction without further authorization from Borrower, but Lender agrees to send notice of such disbursement to Borrower. Borrower acknowledges that the "interest reserve" in the Loan Budget may not be sufficient to pay interest on the Loan throughout the entire term thereof, and in such event Borrower will be responsible to make payments for interest on the Loan out of funds other than the proceeds of the Loan.


                        (e) Notwithstanding anything else herein contained, Lender shall have the right to apply any funds which it agrees to advance hereunder to bring about the completion of the

Improvements and to payment of any settlement costs, taxes, special assessments or any other charges which could be a lien on the Real Estate, or any interest on the Loan, or any premium on any insurance policy affecting the Mortgaged Property.

                        (f) If at any time Lender, in the good faith exercise of business judgment, determines that the funds hereby agreed to be advanced (or the undisbursed balance thereof) are insufficient for the purpose of completing the Improvements or of paying any of the aforesaid charges, or any other charge or expense which may have been incurred or may be assumed by Lender in connection with this Agreement, Borrower agrees to pay to Lender the amount of any such deficiency promptly on demand. No amounts so paid to Lender pursuant to this subparagraph shall be deemed to be trust funds, and no interest shall be payable thereon. Any such amounts may be commingled with Lender's other funds and shall be disbursed for the purposes set forth herein before any disbursements are made out of the undisbursed portion of the Loan. In the event that Lender exercises its rights under this Section 4(f), and the Borrower objects to Lender's determination, Borrower may, at Borrower's expense, engage an independent construction engineer reasonably acceptable to the Lender (other than Richard Bernidini or Klauder & Nunno), to inspect the Project, and the costs required to complete the Improvements. If such independent construction engineer in the good faith exercise of business judgment, determines that the undisbursed balance of the Loan is sufficient to complete the Improvements, and all outstanding accounts payable in connection therewith, in accordance with the Plans and Specifications, then, the Lender shall not, at that time, be entitled to exercise the rights under this Section 4(f), provided that nothing contained herein shall prevent Lender from exercising the rights contained herein at any other time and from time to time.


                        (g) No advance shall be made unless Lender's title insurer has endorsed Lender's policy of title insurance to insure the Mortgage as a first lien on the Mortgaged Property in the amount of the aggregate of such advance and all prior advances.


                        (h) Lender shall have no obligation to make any advance hereunder during the occurrence and continuance of any uncured default hereunder, under the Lease or under the Permanent Commitment.

                    5. Hazard and Liability Insurance.

                        Borrower shall furnish and maintain insurance as required by the Mortgage. So long as this Agreement is in force the policies of fire insurance shall be in the "Builder's Risk Completed Value Non-Reporting" form. If the fire insurance policies shall be in the "Builder's Risk" form, no portion of the Improvements may be occupied unless Borrower's insurer acknowledges to Lender in writing that such insurance shall remain in effect, notwithstanding the occupancy of the Improvements. In addition to the foregoing, Borrower shall furnish Lender with certificates of comprehensive public liability insurance and worker's compensation insurance, covering Borrower and the General Contractor, if any, in such amounts and form and with such companies as may be satisfactory to Lender in the exercise of reasonable business judgment.

                    6. Borrower's Warranties.

                        Borrower, as a material inducement to Lender to make the Loan, represents and warrants that:

                        (a) There is no litigation pending or threatened which would in any way affect any of the following: title to the Mortgaged Property or any part thereof; the validity or priority of the lien of the Mortgage; issuance or validity of any zoning variance or other zoning or subdivision approval affecting the Mortgaged Property; any building permit or certificate of occupancy which has been or is to be issued in connection with the Mortgaged Property or any part thereof.

                        (b) Borrower has obtained a validly issued building permit and such other permits as may be required by law for construction of the Improvements and all appeal periods allowed with respect thereto have expired without any appeal having been filed by any person; the Plans and Specifications are identical in all respects to those on which a building permit has been issued; and the Mortgaged Property now complies, and upon completion of the Improvements will comply, in all respects with all requirements of law including those relating to building, zoning, subdivision and environmental protection.

                        (c) No part of the Mortgaged Property has been damaged or taken by, or is under cloud of, eminent domain proceedings.

                        (d) The Mortgaged Property is not now damaged or injured as a result of any fire, explosion, accident, flood or other casualty.

                        (e) There has been no material adverse change in the financial condition of Borrower or any Guarantor since the date of the loan application previously submitted to Lender.

                        (f) The Loan does not violate any other contractual obligation of Borrower or any Guarantor.

                        (g) The Mortgaged Property has unqualified access to and from a public road.

                        (h) Electricity, potable water and sewerage facilities and, if shown on the Plans and Specifications, natural gas service are available at the Mortgaged Property and are of sufficient capacity to service the Improvements.

                        (i) Borrower has not executed any agreement or contract with any municipal or quasi-municipal body or authority or supplier of any public utility service pursuant to which Borrower is obligated to construct any municipal improvements or utility lines or pipes or similar facilities with respect to the development of the Mortgaged Property.

                        (i) Borrower has delivered to Lender true, correct and complete copies of the Lease (including all riders, amendments, addenda and supplements thereto) which presently affect the Real Estate and the Improvements. The Lease remains in full force and effect in accordance with its terms.

                        (j) To the best of Borrower's knowledge, information and belief (i) no hazardous substance pollutant or contaminant (as defined in Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act (CERCLA), 42 U.S.C. ss.9601, as amended by the Superfund Amendments and Reauthorization Act of 1986, Pub.L.No. 99-499, 100 Stat. 1613
(1986), is present on the Mortgaged Property, (iii) the primary operations of the business being conducted on the Mortgaged Property do not involve hazardous substance or waste within the meaning of the New Jersey Environmental Cleanup Responsibility Act, N.J.S.A. 13:K-6 et. seq. and does not have an SIC number among those specified in such Act; and (iv) Borrower has not been identified in any litigation, administrative proceedings or investigation as a responsible party for any liability under the above referenced laws. Borrower will not use, generate, treat, store, dispose of, or otherwise introduce any hazardous substances, hazardous waste, residual waste or solid waste (as defined above) pollutant, contaminant hazardous waste, residual waste or solid waste (as defined above) into or on the Mortgaged Property in violation of any applicable statute, law, ordinance rule or regulation and will not cause, suffer, allow, or permit anyone else to do so.

                        (k) Borrower has invested into the Project an amount at least equal to the Equity Contribution set forth on the attached Budget.

                    Each request for an advance of proceeds of the Loan hereafter made by Borrower shall constitute Borrower's representation and warranty that (i) the representations and warranties contained in this Article are true and correct as of the date such request for an advance is made and (ii) all proceeds of the Loan theretofore disbursed by Lender to pay for labor and materials have been applied and paid in strict accordance with all prior requests for advances.

                    7. Fees and Expenses.

                        At or before the time of the first advance on account of the Loan, Borrower will pay Lender $40,000 as a construction loan/permanent loan fee to defray the costs involved in processing and administering the Loan. No portion of said fee or of any commitment fee heretofore paid to Lender shall be refundable if the maturity date of the Note is accelerated or if Borrower makes any voluntary prepayment of the Loan In addition, Borrower will pay or cause to be paid all other fees and charges incurred in the procuring and making of the Loan, including, without limitation, fees and expenses relating to examination of title, title insurance premiums, surveys, recording charges, appraisal fee of $8,000, any applicable documentary, transfer, recording or other similar taxes, and Lender's counsel fees for the preparation of Loan documentation and the closing of the Loan and inspection fees to Lender's inspecting architect in the amount of $5,000.

                    8. No Third Party Beneficiaries.

                        The parties do not intend the benefits of this Agreement to inure to any third party. Notwithstanding anything contained herein or in the Mortgage, Note or any other document executed in connection with this transaction, or any conduct or course of conduct by either or both of the parties hereto, or their respective affiliated companies, agents or employees, before or after signing this Agreement or any of the other aforesaid documents, this Agreement shall not be construed as creating any rights, claims or causes of action against Lender, or any of its officers, agents or employees in favor of any prime contractor or any other contractor, subcontractor, supplier of labor or materials or any of their respective creditors, or any other person or entity other than Borrower. Without limiting the generality of the foregoing, advances made directly to any prime contractor or any other contractor, subcontractor or supplier of labor and materials, shall not be deemed a recognition by the Lender of a third-party beneficiary status of any such person or entity.

                    9. Mechanics' Liens.

                        If any mechanic's lien or security interest shall be filed against the Mortgaged Property or any part thereof, or any interest therein, by reason of work, labor, services or materials supplied or claimed to have been supplied, or any municipal lien or other lien or encumbrance, other than the Mortgage, is recorded or filed and is not discharged (or if security therefor satisfactory to Lender has not been deposited with Lender) within thirty (30) days after the filing or recording thereof, then Lender may, at its option, pay and discharge said lien or encumbrance, in which case the sum which Lender shall have so paid shall be considered as part of the advances then due or thereafter to become due, as Lender may elect.

                    10. Default.

                        The occurrence of any one or more of the following shall, at the option of Lender, and upon written notice from Lender to Borrower, constitute an "Event of Default" hereunder:

                        (a) A petition shall have been filed by Borrower under any of the provisions of the Federal Bankruptcy Code, as amended, or any other Federal or state insolvency or similar law; or such petition shall have been filed against Borrower or a receiver shall have been appointed in a debtor's proceeding for Borrower, or any part of its property or assets, or for the Mortgaged Property or any part thereof, and such petition or receivership shall continue unstayed and in effect for a period of thirty (30) days; (b) Borrower shall have made an assignment for the benefit of its creditors; (c) any execution shall have been levied against the Mortgaged Property or against any other property of Borrower and shall continue unstayed and in effect for a period of ten (10) days; (d) work in the construction of the Improvements shall have been discontinued for five consecutive business days for any reason whatsoever, except strikes, weather, Acts of God or similar elements of force majeure; (e) Borrower shall have created any security interest in favor of any party other than Lender in any fixtures, machinery or equipment used or to be used in connection with the Improvements, or purchased any of the aforesaid items on any conditional sale basis, unless same is a part of the scheduled leased equipment; (f) Borrower shall have failed to comply with any requirements of any governmental authority concerning the Improvements within such period as may be allowed by such governmental authority, after notice in writing of such requirements shall have been given to Borrower but such failure shall not constitute an Event of Default if Borrower shall have filed a timely appeal from such requirement and diligently pursues such appeal and if enforcement against the Mortgaged Property is stayed during the pendency of such appeal, provided that in Lender's reasonable judgment a subsequent denial of such appeal following continued construction during the pendency of the appeal will not materially adversely affect Borrower's ability to complete the Improvements as required by this Agreement; (g) Borrower shall have failed to disclose to Lender, upon written demand, the names of all persons with whom Borrower has contracted or intends to contract in connection with the construction of the Improvements or the furnishing of any labor, materials or services in connection therewith; (h) Borrower shall have made any amendment in any contract with any general contractor or architect engaged by Borrower or failed to pursue promptly any remedy under any such contract in the event of any material default by the other party thereto; (i) Borrower shall have failed to observe and perform each and every one of the terms, covenants, promises and agreements on its part to be observed and performed under this Agreement or under the Note, Mortgage or any of the other documents delivered to Lender in connection with the Loan or any representation or warranty made by Borrower shall appear to have been false or incorrect in any material respect when made; (j) Borrower or any Guarantor shall have defaulted in any respect under the Lease, any note, mortgage, loan agreement or any collateral document executed by Borrower or any such Guarantor under or in connection with any loan transaction between Borrower and Lender other than the Loan which is the subject of this

Agreement, whether such other loan transaction(s) or any of them, has been entered into prior to the date hereof or is entered into after the date hereof
(k) either Permanent Lender shall have failed to consummate the transactions contemplated by the Permanent Commitments; (l) There shall exist any Event of Default under either loan made pursuant to the Permanent Commitments.

                        For purposes of clauses (a), (b) and (c) above, the word "Borrower" shall include Borrower and each Guarantor.

                    11. Remedies.

                        (a) Upon the occurrence of any Event of Default, Lender may exercise any or all of the following rights and remedies as it may deem necessary or appropriate:

                            (i) Declare immediately due and payable all sums
advanced under the Note which are then unpaid, with all accrued interest.

                            (ii) Take possession of the Mortgaged Property and
all materials, supplies, tools, equipment and construction facilities and appliances located thereon, and proceed either in the name of Lender or in the name of Borrower as Lender shall elect, to complete the Improvements at the cost and expense of Borrower (subject to Lender's right to discontinue work at any time). If Lender elects to complete or cause the Improvements to be so completed, Lender will not assume any liability or be liable to Borrower or to any other person for completing the Improvements or for the manner or quality of construction, and Borrower expressly waives any such liability. If Lender elects to complete or cause the Improvements to be so completed, it may do so according to the Plans and Specifications or according to such changes, alterations or modifications in and to the Plans and Specifications as Lender may deem expedient or necessary, and Lender may enforce or cancel all existing contracts pertaining to the construction or make other contracts which in Lender's opinion may seem advisable, and Borrower shall pay or cause to be paid Lender upon demand any amount or amounts expended by Lender for such performance, together with any other costs, charges or expenses incident thereto or otherwise incurred or expended by Lender in connection with the Improvements, and the amount so expended shall bear interest at the applicable rate provided in the Note and shall be considered part of the indebtedness evidenced by the Note and secured by the Mortgage, regardless of whether such expenditures cause Borrower's indebtedness to Lender to exceed the face amount of the Note. For the purpose of securing Borrower's obligations hereunder, Borrower hereby assigns, transfers and sets over to Lender all of Borrower's right, title and interest in, to and under (i) the Plans and Specifications, (ii) all building and other permits issued by any municipal authority with respect to the Improvements (whether heretofore or hereafter issued) provided that Lender shall not exercise its rights under the aforesaid assignment until default by Borrower hereunder.

                            (iii) Refrain from making any one or more
disbursements of Loan proceeds which Borrower would otherwise be entitled to have made hereunder.

                        (b) In any action or proceeding for recovery of any sums expended by Lender in connection with the completion of the Improvements, a statement of such expenditures, verified by the affidavit of an officer of Lender, shall be prima facie evidence of the amounts so expended and of the propriety of and necessity for such expenditures, and the burden of proving the contrary shall be upon Borrower.

                        (c) The remedies provided in this Agreement shall be in addition to and not in substitution for the rights and remedies which would otherwise be vested in Lender under the Note and Mortgage or otherwise at law or in equity, all of which rights and remedies are specifically reserved by Lender. Failure of Lender to exercise any remedy shall not constitute a waiver of Lender's rights for that default nor for any further or future default.

                        (d) Borrower agrees that all property of Borrower which may hereafter be deposited with or come into the possession of Lender shall be applicable to secure the payment of the indebtedness evidenced by the Note, and for this purpose Lender is hereby given a lien on and a security interest in all thereof, and for such purpose this Agreement shall constitute a security agreement under the Uniform Commercial Code.

                    12. Notices.

                        All notices to be given by either party to the other hereunder shall be in writing, shall be addressed to Borrower at its offices, as hereinabove set forth, and to Lender at its office, as hereinabove set forth and shall be delivered by either an independent courier service that obtains a receipt for delivery or certified or registered U.S. Postal Service mail, return receipt requested. Either party may change its address for notices by written notice to the other party as aforesaid.

                    13. Indemnity.

                        Borrower agrees to protect, indemnify, defend and save harmless Lender and its directors, officers, agents and employees from and against any and all loss, liability, and expense (including reasonable counsel fees) arising out of disputes between Borrower and its general contractor, if any, or between any contractor and any subcontractor, materialman or supplier, or between Borrower or any contractor or any subcontractor and any municipal or public authority, or between Borrower and any broker pertaining to this transaction.

                    14. Permanent Loan.

                        Borrower represents and warrants to Lender that Borrower has obtained a commitment from the Local Development Financing Fund in an amount equal to $1,000,000 dated October 22, 1996 with respect to long-term financing of the Mortgaged Property and that Borrower has delivered a true, correct and complete copy of the Permanent Commitment to Lender. Lender shall subject to the provisions of this Agreement, provide permanent financing in an amount equal to $1,500,000. Borrower has obtained a commitment from the New Jersey Economic Development Authority to guaranty ninety (90%) of the permanent financing to be provided by Lender. The New Jersey Economic Development Authority and the Local Development Financing Fund are collectively referred to herein as the "Permanent Lender". The commitment letters of the two Permanent Lenders are referred to herein as the "Permanent Commitment". Borrower represents and warrants to the Lender, that all conditions precedent to the funding of the loan referred to in the Permanent Commitment, except for the timely completion of the Improvements, have been satisfied in full. Borrower understands that Lender has agreed to make the Loan in reliance upon the Permanent Commitment, and Borrower agrees to take all steps necessary to keep the Permanent Commitment in force and unmodified throughout the term of the Loan. Borrower further agrees that at the time of closing pursuant to the Permanent Commitment, Borrower will execute such agreements and other documents and take such other action as may be required by Lender or the Permanent Lender to comply with the provisions of the Permanent Commitment; in the event Borrower fails or refuses to do so, Lender may do so on Borrower's behalf, and Borrower hereby irrevocably appoints Lender or any officer of Lender its attorney-in-fact for this purpose. Lender's obligations to provide permanent financing in accordance with the Note are expressly conditioned upon the consummation of all the transactions contemplated by each of the Permanent Commitments, and there being no default hereunder as of the Amortization Commencement Date (as defined in the Note).

                    15. Conflicts Between Instruments.

                        In the event of any conflict between the provisions of this Construction Loan Agreement and the provisions of the Note, Mortgage or any other document executed and/or delivered in connection with the Loan (including, without limitation any provisions with respect to the delivery of notice of default and the granting of any opportunity to cure) the provisions of this Agreement shall prevail, notwithstanding any provision in any other document to the effect that such other document shall be deemed controlling. Any default by Borrower hereunder shall, after the granting of such notice and expiration of any grace period as may be herein contained, constitute an event of default under the Note and Mortgage, without regard for any requirement for notice or opportunity to cure contained in the Note or Mortgage.

                    16. Parties Bound - Assignment.

                        This Agreement shall be binding upon the parties hereto and upon their respective successors and assigns, and shall inure to the benefit of the successors and assigns of Lender; provided, Borrower shall not voluntarily, involuntarily, or by operation of law assign or transfer any interest which it may have under this Agreement.

                    17. Number and Gender.

                        For purposes of this Agreement the neuter shall be deemed to include the masculine and the feminine, and the singular shall be deemed to include the plural and the plural the singular, as the context may require.

                    18. Captions.

                        The captions contained herein are not a part of this Agreement. They are only for the convenience of the parties and do not in any way modify, amplify, or give full notice of any of the terms, covenants or conditions of this Agreement.


                    19. Termination.

                        Upon the payment of the sums due under the Note and Mortgage by Lender, and the closing of the permanent loan with the Permanent Lender, this Agreement shall automatically terminate and be of no further force or effect, except for the indemnification of Lender contained in Section 13 above, which shall remain in full force and effect.

                    20. Governing Law.

                        This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey and Borrower agrees that the courts of New Jersey or the United States District Court for the District of New Jersey shall have exclusive jurisdiction for all disputes arising with respect to the Loan.

                    21. Waiver of Jury Trial.

                        Borrower and Lender, after consultation with their respective counsel, each hereby waive any right which they may have to a jury trial in connection with any suit commenced by or against them in connection with this Agreement or with any document executed in connection with this Agreement or the Loan, or in any way pertaining to the Loan.

                    22. Time of the Essence.

                        Time shall be the essence of this Agreement.

                    23. Relationship of Parties.

                        The relationship between Borrower and Lender shall at all times be that of debtor and creditor. Under no circumstances shall such relationship be construed as creating a partnership or joint venture between Borrower and Lender.

                    24. Severability.

                        Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability but shall not invalidate or render unenforceable any other provision of this document and the remaining provisions shall stay in full force and effect.

                    IN WITNESS WHEREOF, the parties hereto have hereunto set their respective hands and seals the day and year first above written.


                                          Equity National Bank

                                          By:____________________________
                                                          ,Vice President
(Corporate Seal)

                                          T-KAT Corp.


                                          By:____________________________
                                                    (Vice) President

(Corporate Seal)

                                          Attest:________________________
                                                   (Assistant) Secretary

                            COLLATERAL ASSIGNMENT OF
                                COMMITMENT LETTER


                    THIS ASSIGNMENT, made this ___ day of ____________, 1996, 1988, from T-KAT Corp., a ____________ corporation (hereinafter "Borrower") to Equity National Bank, with an office at The Corporate Center at Sagemore, Suite 8101, 8000 Sagemore Drive, Marlton, New Jersey 08053 (hereinafter called "Bank").

                              W I T N E S S E T H:

                    Bank has agreed to advance up to TWO MILLION FIVE HUNDRED THOUSAND DOLLARS ($2,500,000) (the "Loan") to Borrower pursuant to a certain Construction Loan Agreement of even date herewith by and between Borrower and Bank ("Loan Agreement"). The Loan is evidenced by a promissory note of Borrower (the "Note") and is or will be secured by, inter alia, a Mortgage of even date herewith ("Mortgage") from Borrower to Bank upon certain real property ("Premises") located in Mercer County, New Jersey as more particularly described in the Mortgage. The Loan is further evidenced and secured by other collateral documents by and between Bank and Borrower. The Loan Agreement, Note, Mortgage and other collateral documents described in or accompanying the Loan Agreement are hereinafter sometimes collectively referred to as the "Loan Documents".

                    As a condition to the Bank making the Loan, the Borrower was required to obtain a commitment for permanent financing from the New Jersey Economic Development Authority and the Local Development Financing Fund (the "Permanent Lender"), and the Borrower has obtained such permanent commitment, a true and correct copy of which is attached hereto as Exhibit "A" (the "Permanent Commitment"). As an additional condition to granting the Loan, Bank has required Borrower to execute and deliver this Assignment of the Permanent Commitment.

                    NOW, THEREFORE, in consideration of the Loan, and intending to be legally bound, Borrower does hereby covenant, agree, warrant, represent, assign, set over and transfer with and to Bank as set forth herein:

                    1. Borrower hereby assigns, transfers and sets over unto Bank all of Borrower's right, title, privileges and interest in and to the Permanent Commitment as security for the full, timely and faithful repayment by Borrower of the Loan and performance by

Borrower of all of its obligations under the Loan Documents to the fullest extent permitted by law and by the terms of the Permanent Commitment.

                    2. Until the occurrence of an Event of Default or a default hereunder or under the Loan Documents as defined therein ("an Event of Default"), Borrower may retain, use and enjoy Borrower's benefits of the Permanent Commitment. After the occurrence of an Event of Default as aforesaid Bank may enforce this Assignment immediately following notice to Borrower, and Bank may close on the Permanent Commitment, and perform all of the obligations of the Borrower under the Permanent Commitment. The affidavit or written statement of an officer, agent or attorney of Bank stating that there has been an Event of Default shall constitute sufficient evidence thereof.

                    3. Borrower agrees faithfully to observe and perform all of the obligations and agreements imposed upon it under the Permanent Commitment. From and after the date hereof, the Permanent Commitment may not be materially altered, amended or cancelled, except by its terms or upon a default thereunder by a party other than Borrower, except with the prior written approval of Bank.

                    4. Bank will not be deemed in any manner to have assumed the Permanent Commitment nor shall Bank be liable to the Permanent Lender thereunder by reason of any default by any party under the Permanent Commitment unless and until Bank expressly in writing assumes the obligation. Borrower agrees to indemnify and to hold Bank harmless of and from any and all liability, loss or damage which it may or might incur by reason of any claims or demands against Bank based on Bank's alleged assumption of Borrower's duties or obligations to perform and discharge the terms, covenants and agreements in the Permanent Commitment.

                    5. After the occurrence of an Event of Default, Bank may elect to exercise any and all of the rights and remedies of Borrower under the Permanent Commitment without any interference or objection from Borrower, and Borrower shall cooperate in causing the Seller thereunder to comply with all the terms and conditions of the Permanent Commitment.

                    6. All of the foregoing powers herein granted Bank shall be liberally construed. Bank need not expend its own funds in the exercise of power, but if it does, such amounts shall be considered as Advances for and on behalf of Borrower evidenced and secured by the Note, Mortgage and other Loan Documents. Any amounts so advanced shall bear interest at the Default Rate prescribed in the Note.



                                       (2)

                    7. Nothing herein contained shall be construed as a waiver or suspension by Bank of its right to enforce payment of the debts under the terms of the Loan Documents. Bank is not the agent, partner, or joint venturer of the Borrower.

                    8. This Assignment may be enforced from time to time by Bank in its discretion, with or without order of any court and with or without appointment of a receiver, as Bank shall determine provided an Event of Default has occurred. Bank may also at any time cease to enforce this Assignment. Any failure on the part of Bank promptly to exercise any option hereby given or reserved shall not prevent the exercise of such option at any time thereafter. Bank may pursue and enforce any remedy or remedies accorded it herein independently of, in conjunction or concurrently with, or subsequent to its pursuit and enforcement of any remedy or remedies which it may have under the Loan Documents.

                    9. It shall be an Event of Default hereunder if: (a) Borrower shall default in the performance of any of its covenants or agreements hereunder after Bank has given notice in writing of such default to the defaulting party and the defaulting party has failed to cure such default within fifteen (15) days of such notice; (b) Borrower has made or hereafter makes a material misrepresentation under this Agreement; or (c) there shall be an Event of Default under any of the Loan Documents. Any Event of Default hereunder shall constitute an Event of Default under the Loan Documents.

                    10. Borrower warrants and represents:

                        (a) that it has the right to execute and deliver this Assignment;

                        (b) that it has made no prior assignments of the Permanent Commitment;

                        (c) that the Permanent Commitment is in full force and effect on the date hereof, subject to no defenses, setoffs or counterclaim whatsoever; and

                        (d) as of the date hereof, there exists no event, condition or occurrence which constitutes or which with notice and/or the passage of time would constitute, a breach of or default under any term or condition of the Permanent Commitment. Borrower also hereby covenants and agrees not to do any act which would destroy or impair the security to the Bank of this Assignment.

                    11. This Assignment shall be governed by and construed in accordance with the laws of the State of New Jersey. Wherever possible, each provision of this Assignment




                                       (3)
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Assignment shall be prohibited by or invalid or unenforceable under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Assignment.

                    12. This Assignment and Bank's rights and the liabilities, duties and disabilities of Borrower hereunder shall be governed and construed in accordance with the laws of the State of New Jersey. Borrower consents to the jurisdiction of the courts of New Jersey or of the United States District Court for the District of New Jersey in any action brought to enforce any of the rights granted to Bank hereunder. Borrower waives both the right to trial by jury and the right to interpose counterclaims in any litigation in which Bank and Borrower are adverse parties. Borrower agrees that service of process in any such action or proceeding may be duly effected upon it by service at the address set forth herein by United States Certified or Registered Mail, Return Receipt Requested, postage prepaid.


                    14. This Assignment shall terminate and be null and void without further actions upon satisfaction of the obligation evidenced by Borrower's Note to Bank.


                    IN WITNESS WHEREOF, Borrower has caused this Assignment to be executed on the day and year first above written.

                                              T-KAT Corp.


  Attest:__________________                   By:___________________________
                  Secretary                                  President

(Corporation Seal)

                                       (4)

                  PERMANENT LENDER'S ACKNOWLEDGMENT AND CONSENT



                    New Jersey Economic Development Authority and Local Development Financing Fund (the "Permanent Lender") do hereby acknowledge receipt of notice of the above-mentioned Assignment of Permanent Commitment; approves such Assignment; covenants that it has no knowledge of any prior assignment of the Permanent Commitment by the above-mentioned Assignor; agrees to give the above-mentioned Assignee written notice at the address indicated therein of any defaults by Assignor under the Permanent Commitment and that Assignee, at the sole option of Assignee, has the right to cure any defaults by Assignor under the Permanent Commitment within fifteen (15) days after receipt by Assignee of notice of such default; agrees that Assignee shall have no liability to Permanent Lender either under the Permanent Commitment, the foregoing Assignment, or otherwise for any act or omission occurring prior to such time as Assignee elects to assume the future obligations of Assignor under the Permanent Commitment.

                    The officer executing this instrument on behalf of Contractor hereby personally certifies that Contractor has full authority under all state and local laws and regulations to perform all of its obligations under the Contract.

                    IN WITNESS WHEREOF, Permanent Lender has caused this Acknowledgment and Consent to be duly executed and sealed this _______ day of __________, 19__.



[Corporate Seal]

                                                By:___________________________
                                                           President

                                                Attest:_______________________
                                                           Secretary

                                       (1)

                             ASSIGNMENT OF SUBLEASE


                    THIS ASSIGNMENT, made this ____ day of December, 1996, by T-Kat Urban Renewal Corp., a New Jersey corporation, with an office at 41-417 North Columbus Blvd., Philadelphia, PA 19123 ("Assignor") and Equity National Bank with an office at The Corporate Center at Sagemore, Suite 8101, 8000 Sagemore Drive, Marlton, New Jersey 08053 ("Assignee").


                              W I T N E S S E T H:


                    A. T-Kat Corp., a New Jersey corporation, an entity affiliated with the Assignor ("Borrower") has executed, acknowledged and delivered to Assignee note bearing even date herewith in the amount of $2,500,000 (the "Note") performance of which is secured by a mortgage bearing even date herewith (the "Mortgage") covering (i) the leasehold interest of the Assignor pursuant to a certain lease dated June 18, 1996 as amended by and between Mercer County Improvement Authority and Assignor, a memorandum of which is recorded in the office of the Recorder of Deeds and Mortgages in and for Mercer County, New Jersey (the "Lease") and (ii) the subleasehold interest of the Borrower pursuant to a certain Sublease dated December 18, 1996 and recorded in the Office of the Recorder of Deeds and Mortgages in and for Mercer County, New Jersey (the "Sublease"), and (iii) the fee interest of Mercer County Improvement Authority in certain real estate located in Trenton, Mercer County, New Jersey (the "Property"), more fully described in Exhibit "A" attached hereto and hereby made a part hereof.

                    B. As additional security for performance of Borrower's obligations under the Note and Mortgage (and any extensions and/or modifications thereof), Assignor has agreed to assign to Assignee all of Assignor's rights under Sublease on the terms and conditions herein set forth.

                    NOW, THEREFORE, in consideration of the mutual promises and covenants contained herein, and other good and valuable con-sideration, receipt of which is hereby acknowledged, Assignor agrees as follows:

                    1. Assignment of Leases. Assignor hereby assigns and transfers to Assignee all of Assignor's rights, interest, and privileges in the Sublease, together with any extension or renewal thereof. This Assignment includes:

                        (a) All rents, income and profits due or to become due
                            under the Sublease;

                        (b) any sums to which Assignor may become entitled in
                            any court proceeding involving the bank ruptcy, insolvency or reorganization of any tenant; and

                        (c) any payments made by Borrower in lieu of rent.


                    2. Limitations On Assignment.

                        (a) This Assignment is given for the purpose of securing performance by Borrower of all of its obligations under the Note and Mortgage and accordingly, upon payment in full of all indebtedness evidenced by the Note, and discharge of all Borrower's other obligations under the Note and Mortgage, as evidenced by the recording of an instrument of satisfaction of the Mortgage (without the recording of another mortgage in favor of Assignee affecting the Property), this Assignment shall automatically become null and void.

                        (b) So long as Assignor is not in default in any respect under the Note or the Mortgage or this Assignment, Assignor shall have the right to collect all rents, issues and profits from the Property and to retain, use and enjoy the same; provided, Assignor agrees that it will not under any circumstances collect or accept any rent more than 30 days prior to accrual.

                        (c) Notwithstanding any provision herein to the contrary, this Assignment is intended to be an absolute assignment from Assignor to Assignee and not merely the passing of a security interest. The rents, leases and profits are hereby assigned absolutely by Assignor to Assignee contingent only upon the occurrence of a default. This Assignment includes an assignment of any and all guarantees of the obligations under the Sublease covered hereby.

                    3. Assignor's Obligations. Assignor agrees that it will perform all of its obligations as landlord under the Sublease and the Lease. Assignor will not (other than in the normal course of Assignor's business) terminate the Lease or the Sublease, or accept surrender of possession of any premises covered by the Lease or the Sublease or modify the Lease or the Sublease without the prior written consent of Assignee.

                    4. Cross Default. Any default by Borrower under the Note or Mortgage or Assignor under the Lease shall be considered a default under this Assignment, and any default under this Assignment shall be considered a default under the Note and the Mortgage, and in any such event, Assignee shall be entitled to exercise all or some or any of its remedies under the Note, the Mortgage or under this Assignment, or as may otherwise be available to Assignee at law or in equity, in such order as Assignee may elect.

                    5. Assignee Not Bound To Perform Under Leases. Not withstanding any legal presumption to the contrary, Assignee shall not be obligated by reason of acceptance of this Assignment to perform any obligation of Assignor as landlord under the Sublease, and Assignor hereby agrees to indemnify Assignee and save it harmless from and against any loss, liability or damage arising from any claim by any tenant or any other party arising under or in connection with the leases, or any of them, or this Assignment. However, Assignee may, at its option, and without releasing Assignor from any obligation hereunder, discharge any obligation which Assignor fails to discharge, including without limitation, defending any legal action, and Assignor agrees to pay immediately upon demand all sums expended by Assignee in connection therewith, including counsel fees, together with interest thereon at the rate provided for in the Note, and the same shall be added to the indebtedness evidenced by the Note and secured by the Mortgage and this Assignment.

                    6. Warranties of Assignor. Assignor hereby represents and warrants to Assignee, as a material inducement to Assignee to accept this Assignment, that:

                        (a) Assignor has not executed any prior assignment of any of its rights under the Sublease.

                        (b) Assignor has not done anything which might prevent Assignee from or limit Assignee in operating under any of the provisions hereof.

                        (c) Assignor has not accepted, and shall not accept, rent under the Sublease more than 30 days in advance of accrual.

                        (d) Assignor has not executed or entered into any written or oral leases affecting the Property except the Sublease.

                        (e) So far as Assignor knows, there is no present default under the Lease or the Sublease.

                        (f) The Sublease is in full force and effect and unmodified.

                        (g) Assignor has delivered to Assignee a true, correct and complete copy of the Sublease

                    7. Possession.

                        (a) Effective immediately upon Assignor's default under the Note, the Mortgage or this Assignment or the Lease or the Sublease, Assignor authorizes Assignee, at its option, to enter and take possession of the Property, or any part thereof, and to manage and operate the same, to collect rents (and, in connection therewith, to endorse Assignor's name to all checks made payable to Assignor and to deposit such checks in Assignee's account), to let or re-let the Property or any part thereof, to cancel and modify leases, to evict tenants, to bring or defend any suits in connection with possession of the Property in its own name or Assignor's name, to make such repairs, alterations and improvements as Assignee deems appropriate, and to perform any other acts in connection with management and operation of the Property as Assignee, in its discretion, may deem appropriate.

                        (b) Any income derived from the Property pursuant to subparagraph (a) above shall be applied, in such order and amounts as Assignee may elect, to the following: costs of operation and maintenance of the Property, including without limitation, management fees and professional fees, taxes, water and sewer charges, insurance, maintenance, repairs and the like; interest due on the indebtedness secured hereby; any other amounts necessary to meet the obligations of Assignor under the Note, the Mortgage and leases (other than payment of the principal indebtedness) and the principal indebtedness.

                        (c) Notwithstanding the foregoing, this Assignment shall not place responsibility on Assignee for the control, care, management or repair of the Property or make Assignee responsible or liable for any injury or death to any person or property arising from any negligence in the management, operation, upkeep, repair or control of the Property.

                        (d) Exercise by Assignee of its rights under subparagraph (a) above shall not waive or cure any default under the Note or the Mortgage nor affect any proceedings or any sale pursuant thereto.

                    8. Benefits and Burdens. This Assignment shall be binding upon Assignor and its successors and assigns, including any subsequent owner of the Property, and shall inure to the benefit of Assignee and its successors and assigns, including any assignee of the Note and the Mortgage.

                    9. Personal Liability. Upon the occurrence of any "Event of Default" under the Mortgage, Note or this Assignment, Assignor shall apply the rents and profits thereafter received by Assignor with respect to the Property directly towards the expenses of maintaining the Property and towards payment of the Note and Mortgage. Assignor shall be personally liable for the proper application of such rents and profits as aforesaid and the lien of any judgment obtained to recover such costs shall, to the extent of any such rents and profits not so applied by Assignor extend to any property now or hereafter owned by Assignor.

                    10. Notices. All notices or demands hereunder must be served by personal service, or by certified or registered mail, addressed to Assignor or Assignee, as the case may be, at the addresses set forth at the beginning of this Assignment, or to such other address as the party to be charged with such notice shall have specified by written notice to the other.

                    IN WITNESS WHEREOF, the Assignor has duly executed this Assignment the day and year first above written.



Witness:                                      T-Kat Urban Renewal Corp.

______________________________                By:_________________________(SEAL)
                                                            ,Vice President

                                   NEW JERSEY
                            CORPORATE ACKNOWLEDGMENT

STATE OF                                      :

COUNTY OF                                     :

                    Be it remembered, that on this ____ day of ___________ 1996, before me, the subscriber, in and for said county, personally appeared _________________________________________________________ of T-Kat Corp. who I
am satisfied is the person who signed the within instrument, and he/she acknowledged that he/she signed, sealed with the corporate seal and delivered the same as such officer aforesaid, and that the within instrument is the voluntary act and deed of such corporation, made by virtue of a Resolution of its Board of Directors. And said __________________________ did further certify and acknowledge that he/she received a true, correct and complete copy of the within Mortgage and the Mortgage Note secured thereby.


                    Witnesseth my hand and seal.


                                               -----------------------------
                                                       Notary Public

                                               My Commission Expires:

                                PLEDGE AGREEMENT


                    AGREEMENT made this _____ day of ______________, 1996 by LANCE SILVER AND STUART HARTING (collectively, the "Pledgor") in favor of EQUITY NATIONAL BANK ("Lender").

                                   BACKGROUND

                    A. Lender and T-KAT Corp., a New Jersey corporation ("Borrower") have entered into a certain Construction Loan Agreement dated even date herewith (the "Loan Agreement"), pursuant to the provisions of which the Lender has agreed to make a loan to the Borrower in the principal amount of up to $2,500,000.00 (the "Loan") in order to finance certain improvements to be made to the the Borrower's leasehold interest in certain real estate situate, lying and being in Mercer County, New Jersey.

                    B. The Pledgors have guarantied all of the Borrower's obligations under the Loan pursuant to their Guaranty and Surety Agreement each executed simultaneously herewith (each a "Guaranty"); and to secure the performance by Pledgors of their respective obligations under the Guaranty each Pledgor has agreed to pledge the Stock to Lender as provided herein.

                    NOW, THEREFORE, in order to induce Lender to enter into the Loan Agreement and to accept the Guaranty, Pledgors, intending to be legally bound hereby, agree as follows:

                    1.1 As security for the full and prompt performance of the Loan Agreement, the Guaranty and this Pledge Agreement (hereinafter collectively called the "Obligations"), Pledgor hereby pledges with Lender and grants to Lender a security interest in (i) the capital stock (the "Stock") in the Borrower described as follows:

                    Registered Owner      Certific No.         Number of Shares
                    ----------------      ------------         ----------------
                    Lance Silver

                    Stuart Harting

all of which Shares are registered in the name of Pledgor and all are accompanied by executed stock powers or transfer documents in negotiable form, and (ii) in any and all stock and liquidating dividends thereon, any and all shares of stock or fractions thereof issued pursuant to any stock split thereon, any and all distributions of capital made on any of such securities, and any and all shares of stock, obligations or other property distributed pursuant to a recapitalization or reclassification of the capital of the issuer of such securities or pursuant to the dissolution, liquidation (in whole or in part), bankruptcy or reorganization of such issuer, or to the merger or consolidation of such issuer with or into another corporation or entity, at any time arising or existing, and all proceeds thereof (all of which are referred to as the "Pledged Securities").

                    1.2 In the event of any default with respect to any of the Obligations, Lender may (i) retain the Pledged Securities in satisfaction of the Obligations, or (ii) sell, upon ten (10) days prior written notice to Pledgors, (which notice shall include the price, if known, of the Pledged Securities), the Pledged Securities at public or private sale to herself or to any one else, the net proceeds thereof (after deducting all costs or expenses paid or incurred in connection with such sale including, but not limited to, legal fees and expenses) to be applied against the Obligations. Further, in the event of such default, Lender shall have, in addition to all other rights and remedies, all of the rights of a secured party under the Uniform Commercial Code (the "UCC") in effect in the State of New Jersey with respect to the Pledged Securities. Pledgor recognizes that Lender may be unable to effect a public or private sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the securities laws of the United States ("Securities Laws"), but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account for investment and not with a view to the distribution or resale thereof. Pledgor agrees that any such private sales may be at prices and other terms less favorable to the seller than if such Pledged Securities were sold at public sales, and that Lender shall have no obligation to delay sale of any Pledged Securities for the period of time necessary to permit the issuer of the Pledged Securities for public sale under the Securities Laws. Pledgor agrees that private sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner. The remedies provided herein and in the UCC in favor of Lender shall not be deemed exclusive, but shall be cumulative and shall be in addition to all other remedies in favor of Lender existing at law or in equity.

                    2. Pledgor represents and warrants to Lender that:

                        (a) Pledgor is the owner of and has good and marketable title to the Pledged Securities, free and clear of liens, encumbrances, or claims of any third party, with full right and authority to execute the pledge provided for herein and to pledge the Pledged Securities;

                        (b) The Pledged Securities have been validly issued, are fully paid and non-assessable, and are registered in Pledgor's name; and

                        (c) So long as the Obligations remain outstanding, Pledgor will not sell, pledge, encumber or otherwise dispose of the Pledged Securities.

                    3. Until a default shall occur with respect to the Obligations, none of the Pledged Securities shall be transferred of record, and Pledgor shall retain all rights of ownership with respect thereto, including, without limitation, the right to vote the same, provided, however that effective upon the occurrence of a default, Pledgor hereby authorizes and directs the respective issuer or its transfer agent, to transfer the Pledged Securities to Lender on the books of the Corporation or issuer.

                    4. Upon the performance and satisfaction in full of all of the Obligations, Lender shall immediately reassign and deliver to Pledgor the Pledged Securities.

                    5. Pledgor agrees to execute and deliver such additional instruments, assignments, stock powers and other documents as may reasonably be necessary or convenient to carry out the terms of this Pledge Agreement.

                    6. No delay or failure to exercise any right or power hereunder by Lender shall constitute a waiver of or impair any rights or powers given to Lender hereunder. No single or partial exercise of any power or right given to Lender hereunder shall preclude any further exercise of the same or any other power or right given hereunder.

                    7. All notices or other communications required or permitted hereunder shall be deemed to have been given or made when personally delivered or when deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, charges prepaid, addressed as set forth in the Consulting Agreement or in accordance with the latest unrevoked written direction from any party to the other parties hereto.

                    8. This Agreement, made in the Commonwealth of Pennsylvania, shall be deemed a contract under the internal laws of the State of New Jersey and for all purposes shall be construed in accordance with the laws of such State.

                    IN WITNESS WHEREOF, Pledgor has executed this Pledge Agreement the day and year first aforesaid.


                                          -----------------------------
                                          LANCE SILVER


                                          -----------------------------
                                          STUART HARTING

                               SECURITY AGREEMENT

                    THIS AGREEMENT made this _____ day of ________________, 1996, by and between T-Kat Corp. a New Jersey corporation (the "Borrower"); and Equity National Bank, a national banking association (the "Bank").

                                   BACKGROUND

                    A. Borrower has entered into a Construction Loan Agreement with Lender dated even date herewith, pursuant to the provisions of which the Lender has agreed to loan to the Borrower up to $2,500,000 in connection with the construction of certain improvements on the Borrower's leasehold estate located in Mercer County, New Jersey, which sum shall be reduced to $1,500,000 upon completion of the improvements (the "Loan").

                    B. To induce Bank to extend the Loan and to secure the repayment thereof: Borrower has agreed to grant to Bank a first lien on all of Borrower's accounts receivable, contract rights, general intangibles, plant furniture, fixtures, equipment, inventory and all tangible personal property, together with all cash and non-cash proceeds thereof now owned, or hereinafter acquired as more particularly set forth herein.

                    NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants set forth herein, the parties hereto, intending to be legally bound, agree as follows:


                    1.1 Defined Terms. Each of the terms listed below shall have the meaning herein ascribed to it for the purposes hereof and for each of the Collateral Documents.

                        1.1.1 "Collateral Documents" means any and all documents, agreements, assignments, notes, mortgages, certificates, opinions or other instruments required to be given by or for Borrower pursuant to the terms hereof or in connection with the Loan, other than this Agreement and the Note.


                        1.1.2 "Financing Statements" means any and all financing statements, amendments and/or continuation statements required to perfect and keep perfected any security interest created hereby or under any Collateral Document pursuant to the Uniform Commercial Code as adopted in any state having jurisdiction over the Collateral.

                        1.1.3 "Note" means the term note of Borrower in favor of Bank to evidence Borrower's repayment obligations under this Agreement.

                        1.1.4 "Sites" means those geographical locations upon which either of the Borrower' inventory is located as identified in Exhibit
1.1.14 hereof; and any future locations upon which the Borrower's inventory may be located.

                    2.1 Simultaneously herewith, Borrower has executed and delivered the Note and a Construction Loan Agreement, evidencing and governing the Loan.


                    3.1 Security.

                        A. As security for the payment of the Note and for the payment, performance and discharge of all other indebtedness and other obligations or undertakings now or hereafter owing or made by Borrower to or for the benefit of Bank under this Agreement, the Note, and the Loan Agreement, or under any other agreement, promissory note or undertakings now existing or hereinafter entered into by Borrower and Bank (all such obligations, indebtedness and undertakings being sometimes hereinafter referred to as the "Indebtedness"), Borrower hereby grants to Bank a first lien and security interest in all of Borrower's accounts receivable, contract rights, chattel paper, general intangibles, plant, furniture, fixtures, inventory, equipment, machinery, all other tangible personal property, and insurance policies and insurance proceeds in connection therewith, together with all cash and non-cash proceeds thereof, and all contract rights of Borrower.

                    Such liens and security interests shall be created and by this Agreement and perfected by any and all Financing Statements required to perfect and keep perfected any security interest created under this Agreement or under any Collateral Document and under the Uniform Commercial Code as adopted in any state having jurisdiction over the Collateral.

                    3.2 Collateral. All property in which Bank will receive a security interest and all cash and non-cash proceeds of the foregoing, shall be the "Collateral" for the purposes hereof.

                    3.3 Security Agreement. The parties hereto hereby acknowledge and agree that the provisions of this Agreement are intended to constitute a security agreement under the New Jersey Uniform Commercial Code.

                    3.4 Reimbursement of Expenses. At its option Bank may pay and discharge taxes, liens, security interests, other encumbrances, or any sum due or to become due from Borrower hereunder, and may pay for the repair of any damage to the Collateral, the maintenance and preservation thereof and for insurance thereon. Borrower agrees to reimburse Bank, on demand, for any payment so made and until such reimbursement, the amount of any such payment shall be added to the principal balance of the Note.

                    4.1  Borrower represents and warrants to Bank as follows:

                        4.1.1 Good Standing. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of New Jersey; has the corporate power and authority to own and operate its properties and to carry on its businesses where and as contemplated; and the Borrower employs no fictitious trade names except as listed on Exhibit 4.1.1 hereof. Also listed on Exhibit 4.1.1 is a true and correct description of each location where Borrower has conducted its business during the last five years, including the location of the Borrower's records concerning the Collateral.

                        4.1.2 Power and Authority. The making, execution, issuance and performance by the Borrower, of this Agreement, the Note, and all other documents executed in connection therewith, have been duly authorized by all necessary corporate action and will not violate any provision of law or regulation or of charter or by-laws, will not violate any agreement, trust or other indenture or instrument to which the Borrower is a party or by which the Borrower or its property is bound, so that this Agreement, the Note and the Collateral Documents when executed, issued and funded, will be valid and binding obligations of the Borrower, enforceable in accordance with their respective terms.

                        4.1.3 Priority of Liens; Location and Condition of Collateral. The Collateral is owned absolutely by the Borrower, free and clear of all liens, encumbrances, security interests or other rights of third parties, excepting only the rights and interests granted Bank herein and in the Collateral Documents, and upon perfection of such interests, Bank will have and obtain a first priority security interest in the Collateral.

                        4.1.4 Financial Condition. The balance sheet of the Borrower dated as of __________________ together with the income and surplus statements for the fiscal period then ended, heretofore furnished to Bank, are complete and correct in all material respects, have been prepared in accordance with generally accepted accounting principles consistently applied, and fairly present the financial condition of the Borrower as of said dates and the results of their respective operations for the periods then ended.

                        4.1.5 No Litigation. There are no suits or proceedings pending, or, to the knowledge of the Borrower threatened against or affecting the Borrower and the Borrower is not in default in the performance of any agreement to which it is a party or by which it is bound or with respect to any order, writ, injunction, or any decree of any court, or any federal, state, municipal or other government agency or instrumentality, domestic or foreign.

                        4.1.6 Compliance. The Borrower has all governmental approvals necessary for the conduct of its businesses, and the conduct of its businesses is not and has not been in violation of any such approvals or any applicable federal, state or local law, rule or regulation. The Borrower requires no governmental approvals to enter into, or perform under, this Agreement, the Note, or any other Collateral Document.

                    4.2 Accuracy of Representations; No Default. The information set forth herein on each of the Exhibits hereto, or any other Collateral Document, and each document previously delivered to the Bank in connection herewith, is complete and accurate and contains full and true disclosure of pertinent financial and other information in connection with the Loan. None of the foregoing contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the information contained herein or therein not misleading or incomplete. No Event of Default hereunder, or under the Note, or any other Collateral Document, or an event which with the passage of time or notice would constitute an event of default thereunder, has occurred.


                    5.1 Covenants of the Borrower. As long as any portion of the Indebtedness remains outstanding and unpaid, the Borrower covenants and agrees that, in the absence of prior written consent of Bank, the Borrower will:

                        5.1.1 Establish and maintain the Bank as its main Bank account for deposits and other Banking services.

                        5.1.2 Promptly pay and discharge all taxes, governmental charges and assessments levied and assessed or imposed upon the Collateral or any portion thereof, or upon the purchase, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof, or upon the rentals, receipts or earnings therefrom, or upon or with respect to this Agreement, the Note or the Collateral Documents, and pay all other claims which, if unpaid, might become liens or charges upon the Collateral.

                        5.1.3 Provide Bank at any time or from time to time on request with such Financing Statements and such additional instruments or documents as Bank may, in Bank's sole discretion, deem necessary in order to perfect, protect and maintain the security interests and mortgages granted to Bank pursuant to the terms hereof.

                        5.1.4 Immediately notify the Bank in writing of the establishment of any new Sites and maintain, or cause to be maintained, insurance consistent with the provisions of this Agreement with respect to the inventory located thereon, other than with respect to those Sites set forth on
Exhibit 1.1.4 hereof.

                        5.1.5 Cooperate with the Bank, the Bank's agents, servants and employees in the performance of audits performed by or on behalf of the Bank of the Borrower's books and records, and in connection therewith, Borrower shall reimburse the Bank for the Bank's expenses, provided that so long as there in no Event of Default hereunder, such audits shall not occur more frequently than one time each fiscal quarter.

                        5.1.6 Maintain Borrower's corporate existence and all necessary foreign qualifications in good standing; continue to comply with all applicable statutes, rules and regula tions with respect to the conduct of its business and maintain such necessary licenses and permits required for the conduct of its business.

                        5.1.7 Insurance.

                             5.1.7.1 Maintain public liability and workers'
compensation insurance and maintain or cause to be maintained fire and other casualty insurance with respect to Borrower's businesses and assets in such amounts, against such hazards and liabilities, and with such companies as may be satisfactory to Bank; and all such policies covering the Collateral to insure Bank as its interest may appear and to contain, as appropriate, mortgagee and breach of warranty clauses and thirty (30) day notice of cancellation or material change endorsements in favor of Bank.

                             5.1.7.2 With respect to insurance proceeds, if any,
resulting from a casualty, Bank acknowledges that Borrower will be permitted to use such proceeds to replace the item or items which were the subject of the casualty giving rise to such proceeds; provided: (i) no Event of Default has occurred and is continuing at the time such proceeds are paid by the insurance carrier; (ii) Borrower uses the proceeds only to replace said item or items with a substantially similar item or items; and (iii) Borrower provides Bank, in Bank's sole and absolute discretion reasonable assurance that Borrower will fulfill Borrower's obligations under this Agreement including but not limited to requiring the deposit of said proceeds with the Bank.

                        5.1.8 Promptly defend all actions, proceedings or claims affecting it or its business property and promptly notify Bank of the institution of, or any change in, any such action, proceeding or claim.

                        5.1.9 Maintain, preserve, protect and keep in good order and condition all Collateral and all other property used or useful in the conduct of its business and, from time to time, make all necessary or appropriate repairs, replacements and improvements thereto.

                        5.1.10 Promptly give written notice to the Bank of the occurrence or imminent occurrence of any event which causes or would imminently cause any representation or warranty in this Agreement or any Collateral Document to be untrue at any time or which would cause it to be in default hereunder, under the Note or any Collateral Document for any other reason, or of any material casualty to any of the Collateral or other property of the Borrower.

                    5.2 Indemnification. The Borrower shall indemnify, protect, defend, and hold harmless Bank and Bank's directors, officers, employees, agents, attorneys and shareholders from and against any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims, or demands, including all reasonable counsel fees incurred in investigating, evaluating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with this Agreement, the Note, or any other Collateral Document, and any transaction contemplated herein or therein (other than actions arising out of the willful misconduct or gross recklessness of Bank or actions brought in good faith by the Borrower against Bank). If the Borrower shall have knowledge of any claim or liability hereby indemnified against, each shall give prompt written notice thereof to Bank. THIS COVENANT SHALL SURVIVE PAYMENT OF THE INDEBTEDNESS.

                        5.2.1 Bank shall give Borrower prompt notice of all suits or actions instituted against Bank with respect to which Borrower have indemnified Bank, and Borrower shall have the right to participate in any such suit or action. Bank shall also have the right, at the expense of the Borrower to participate in or, at Bank's election, assume the defense or prosecution of such suit, action, or proceeding, and in the latter event the Borrower may employ counsel and participate therein. Bank shall have the right to adjust, settle, or compromise any claim, suit, or judgment after notice to Borrower, unless the Borrower desire to litigate such claim, defend such suit, or appeal such judgment and simultaneously therewith deposits with the Bank additional collateral security sufficient to pay any judgment rendered, with interest, costs, and expenses; and the right of Bank to indemnification under this Agreement shall extend to any money paid by the Bank in settlement or compromise of any such claims, suits, and judgments in good faith, after notice to the Borrower.

                        5.2.2 If any suit, action, or other proceeding is brought by Bank against either of the Borrower for breach of its covenant of indemnity herein contained, separate suits may be brought as causes of action accrue, without prejudice or bar to the bringing of subsequent suits on any other cause or causes of action, whether theretofore or thereafter accruing.



                    6.1 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" hereunder, under the Note and under each of the Collateral Documents:

                        6.1.1 Failure by Borrower to pay any Indebtedness or any portion thereof as the same becomes due.

                        6.1.2 Failure by Borrower to observe or perform any agreement, condition, undertaking or covenant in this Agreement, the Note, or any other Collateral Document, or in any other agreement by or between Borrower and Bank, or any material agreement, lease, mortgage, note or other obligation to which the Borrower is a party or by which the Borrower is bound.

                        6.1.3. A determination by Bank that any representation or warranty made in this Agreement, the Note, or any other Collateral Document furnished by either of the Borrower in connection with making of this Agreement or the making of the Loan hereunder or in compliance with the provisions hereof shall have been materially false or erroneous in any respect when made.

                        6.1.4 Borrower shall become insolvent or unable to pay its debts as they mature, or files a voluntary petition or suffers any involuntary petition to be filed against the Borrower under any provision of any state or Federal Bankruptcy or insolvency statute, or makes an assignment or any other transfer of assets for the benefit of their respective creditors, or applies for or consents to the appointment of a receiver for their respective assets, or suffers the filing against their respective property of any attachment or garnishment.

                    6.2 Remedies on Default. Upon the occurrence of any Event of Default, Bank may at its election, forthwith declare all Indebtedness to be immediately due and payable, without protest, demand or other notice (which are hereby expressly waived by both Borrower) and, in addition to the rights specifically granted hereunder or now or hereafter existing in equity or at law by virtue of statute or otherwise (each of which rights may be exercised at any time and from time to time), may exercise its rights and remedies available to it at law or in equity or under this Agreement, the Note, or any other Collateral Document, or any other agreement between the Borrower and Bank and the Bank, in accordance with the respective provisions thereof.

                    6.3 Assembly of Collateral, etc. Bank may require Borrower, at Borrower's expense, to assemble the non-real estate Collateral and make it available to Bank at the place or places to be designated by Bank. Bank shall have the right to sell such Collateral at public or private sale(s) in one or more lots or parcels. Borrower will pay, as part of the Indebtedness and obligations hereby secured, all amounts (including but not limited to Bank's reasonable attorneys' fees, where permitted by applicable law) paid by Bank: (i) for taxes, levies, and insurance on, or maintenance of, such Collateral; and
(ii) in taking possession of, disposing of, or preserving such Collateral, with interest on all of same at the Interest Rate following demand for the payment thereof until paid. The requirement of reasonable notice of the time and place of disposition of such Collateral by Bank shall be conclusively met if such notice is personally delivered or mailed, postage prepaid, to Borrower's address as specified in this Agreement at least ten (10) days before the time of the sale or disposition. Bank may bid upon and purchase any or all of such Collateral at any public sale thereof. Bank may dispose of all or any part of such Collateral in one or more lots or parcels and at one or more times and from time to time, and upon such terms and conditions, including a credit sale, as it determines in its sole discretion. Bank shall apply the net proceeds of any such disposition of such Collateral or any part thereof, after deducting all costs of Bank incurred in connection therewith, or incidental to the holding, preparing for sale, in whole or part, of the Collateral, including attorneys' fees, and with interest thereon at the Interest Rate, in such order as Bank may elect, to the Indebtedness and obligations secured hereunder, subject to the provisions of this Agreement, whereupon the remaining proceeds shall be paid to Borrower or any other party entitled thereto.


                    6.5 Set-Off Rights Upon Default. Upon and during the continuance of any Event of Default, Bank in addition to any remedies set forth above, shall have the right at any time and from time to time without notice to the Borrower (any such notice being expressly waived by the Borrower) and to the fullest extent permitted by applicable Rules, to set off, to exercise any Banker's lien or any right of attachment or garnishment and apply any and all balances, credits, deposits (general or special, time or demand, provisional or final), accounts or monies at any time held by Bank and other indebtedness at any time owing by Bank to or for the account of the Borrower, against any and all of the obligations of the Borrower now or hereafter existing under this Agreement, the Note, or any other Collateral Document, whether or not Bank shall have made any demand hereunder or thereunder.

                    6.6 Singular or Multiple Exercise; Non-Waiver. The remedies provided herein, in the Note, and in the Collateral Documents or otherwise available to Bank at law or in equity shall be cumulative and concurrent, and may be pursued singly, successively or together at the sole discretion of Bank, and may be exercised as often as occasion therefor shall occur; and the failure to exercise any such right or remedy shall in no event be construed as a waiver or release of the same.


                                  MISCELLANEOUS

                    7.1 Integration. This Agreement, the Note and the Collateral Documents contain all the agreements of the parties hereto with respect to the subject matter of each thereof and supersede all prior or contemporaneous agreements with respect to such subject matter.

                    7.2 Modification. Modifications, waivers or amendments of or to the provisions of this Agreement, the Note or any Collateral Document shall be effective only if set forth in a written instrument signed by both the Bank and the Borrower.

                    7.3 Costs. Borrower shall pay all out-of-pocket costs and expenses incurred by Bank in connection with the preparation, execution, delivery and performance of this Agreement, the Note, the Collateral Documents, and any waivers thereof or supplements or amendments thereto, or in connection with obtaining appraisals of the Collateral, or in connection with the collection of the Indebtedness or any part thereof or the perfection, protection, maintenance or termination of Bank's interest in any Collateral.

                    7.4 Notices. Any notice of other communication by one party hereto to the other shall be in writing and shall be deemed to have been validly given if delivered or mailed, first class mail, postage prepaid, addressed as follows:

                             If to the Borrower:
                                     T-Kat Corp.
                                     41-417 Columbus Boulevard
                                     Philadelphia, PA 19123

                             All with a copy to:
                                     Philip B. Seaton, Esq
                                     Kozlov, Seaton, Romanini & Brooks
                                     1940 Route 70 East
                                     Cherry Hill, New Jersey 08003


                             If to the Bank:
                                     Equity National Bank
                                     8000 Sagemore Corporate Center

                                     Route 73 and Marlton Parkway
                                     Marlton, New Jersey 08053

                             With a copy to:
                                     Robert E. Schwartz, Esquire
                                     4300 Haddonfield Rd
                                     Suite 311
                                     Pennsuaken, NJ 08109

                    7.5 Survival. The terms of this Agreement and all agreements, representations, warranties and covenants made by the Borrower, in the Note or in any Collateral Document shall survive the issuance and payment of the Note and shall continue as long as any portion of the Indebtedness shall remain outstanding and unpaid, unless a specific provision or covenant of this Agreement provides that such provision or covenant survives the repayment of the Indebtedness. The Borrower hereby acknowledges that Bank has relied upon the foregoing in making the Loan.

                    7.6 Successors and Assigns; Governing Law. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto; provided, however that neither of the Borrower shall assign this Agreement, or any rights or duties arising hereunder, without the express prior written consent of Bank. This Agreement shall be construed and enforced in accordance with the internal laws of the State of New Jersey.

                    7.7 Jurisdiction; Waiver of Jury Trial. Any and all and actions at law or in equity relating to this Agreement and the Indebtedness shall be brought, and jurisdiction shall be had exclusively, in the courts of Camden County, New Jersey, or the Federal District Court for the District of New Jersey. The Borrower expressly waives any right to trial by jury.

                    7.9 Participation. Bank may in its sole discretion enter into a participation arrangement with respect to any loan made under this Agreement and may provide all information in its possession relating to the Borrower to any other prospective or current participating lender.

                    7.10 Partial Invalidity. If any provision of this Agreement shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                    7.11 Compliance with Rules. Bank shall not be required by operation or effect of any provision of this Agreement to violate any statute or regulation under state or federal law, including all Rules.

                    7.12 Headings. The heading of any Article, Section or Paragraph contained in this Agreement is for convenience of reference only and shall not be deemed to amplify, limit, modify or give full notice of the provisions thereof.

                    IN WITNESS WHEREOF, the Borrower and have executed this Agreement under seal, intending to be legally bound hereby, as of the day and year first above written.

                                         Bank: Equity National Bank


                                         By:____________________________

                                         Borrower:  T-Kat Corp.
Attest:

_________________________                By:__________________(SEAL)
[Corporate Seal]

                                  Exhibit 1.1.4


                                      Sites

                                  Exhibit 4.1.1


   Fictitious Names and Locations of Borrower' Business During Last Five Years

                          GUARANTY AND SURETY AGREEMENT



                    THIS GUARANTY, made this __________ day of ___________, 1996, by KatManDu Investment Partners, LP a Pennsylvania Limited Partnership ("Guarantor") in favor of Equity National Bank
("Lender").


                              W I T N E S S E T H:


                    A. T-KAT Corp., t/a KatManDu (hereinafter called the "Borrower") is the owner of a leasehold interest of certain real estate in Mercer County, New Jersey (the "Real Estate"). The Guarantor is wholly owned by all of the shareholders of the Borrower, and the Guarantor will derive substantial benefit, economic and otherwise, from the making of the loan to the Borrower

                    B. The Borrower has entered into a construction loan agreement (the "Construction Loan Agreement") bearing even date herewith with Lender whereby the Borrower will borrow monies from Lender to finance construction of certain improvements on the Real Estate, and Lender will finance, on a fifteen (15) year term, $1,500,000.00.

                    C. Pursuant to the Construction Loan Agreement, Borrower has executed and delivered to Lender a Note in the amount of $2,500,000 secured by, among other things, a Mortgage on the Real Estate, both dated the date hereof, together with certain other documents evidencing and securing the loan, as more fully set forth in the Construction Loan Agreement.

                    D. Lender is willing to make the aforesaid loan to Borrower and has signed the Construction Loan Agreement in consideration, among other things, of the covenants and obligations made and assumed by Guarantor as herein set forth.

                    NOW, THEREFORE, for good and valuable consideration, intending to be legally bound hereby, Guarantor agrees as follows:

                            1. Guarantor hereby guarantees, as unconditional
surety, the punctual performance of all of the Borrower's obligations, including, without limitation thereto, payment of money pursuant to the terms of the Construction Loan Agreement, Note and Mortgage. Guarantor further agrees to pay all expenses, legal or otherwise (including court costs and attorneys' fees), paid or incurred by Lender in endeavoring to enforce this Guaranty.

                            2. The amount of Guarantor's liability hereunder
shall be unlimited.

                            3. Guarantor hereby waives all notices of any
character whatsoever with respect to this Guaranty and the Borrower's obligations to Lender, including but not being limited to, notice of the acceptance hereof and reliance hereon and notice of any defaults of Borrower pursuant to the Construction Loan Agreement, Note and/or the Mortgage.

                            4. Guarantor hereby consents to the taking of, or
failure to take, from time to time, without notice to Guarantor, any action of any nature whatsoever with respect to the Borrower's obligations to Lender and with respect to any rights against any person or persons (including the Borrower and any of the persons guarantying the Loan) or on any property, including but not being limited to, any renewals, extensions, modifications, waivers, surrenders, exchanges and releases, and Guarantor will remain fully liable hereunder notwithstanding any of the foregoing; provided, however, that the granting of a release of the liability of less than all of the persons guarantying the Loan shall be effective with respect to the liability hereunder of the one or more who are specifically so released but shall in no way affect the liability of the Guarantor hereunder. The death, incapacity, or dissolution of any one or more of the persons Guarantying the Loan shall in no way affect the liability hereunder of Guarantor.

                            5. The Guarantor waives all rights to stay of
execution and exemption of property in any action to enforce the liability of the Guarantor under this Guaranty. Guarantor further waives the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of Guarantor under this Guaranty, including without limitation and Guarantor expressly waives the right to assert any defenses, set-offs or counterclaims notwithstanding the occurrence of any of the following:

                                a. The obligations guaranteed by this Guaranty
may be or hereafter become invalid or otherwise unenforceable for any reason whatever;

                                b. Lender fails or delays to perfect or continue
the perfection of any security interest in any property which secures the obligations of Borrower or any other guarantor or to protect the property covered by such security interest;

                                c. Lender fails to give notice of any
disposition of any collateral in a commercially reasonable manner.

                            6. Guarantor unconditionally and irrevocably agrees
that (i) Guarantor will not at any time assert against Borrower (or Borrower's estate in the event that Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including, without limitation all of the obligations with which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty and (ii) Guarantor, jointly and severally, waives and releases all such rights and claims to indemnification, reimbursement, contribution or payment which Guarantor, or any of them, may have now or at any time against Borrower (or Borrower's estate in the event that Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America). Guarantor further unconditionally and irrevocably agrees that they shall have no right of subrogation, and Guarantor (i) waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower,
(ii) any benefit of, and any right to participate in, any security now or hereafter held by Lender, (iii) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement or both. Guarantor hereby waives any benefit of any right to participate in the Mortgage or any other loan document now or hereafter held by Lender.

                            7. This shall be an agreement of suretyship as well
as of guaranty and Lender, without being required to proceed first against the Borrower or any other person or entity, their properties or estates, or any collateral, security, property, liens or other rights or remedies whatsoever, may at any time and from time to time proceed directly against Guarantor (or some or any of them) whenever the Borrower fails to make any payment when due or otherwise fails to perform any obligation owed or hereafter owed to Lender. Guarantor's liability under this Guaranty is primary, absolute and unconditional without regard to the liability of any other party.



                            8. In the case of the death, incompetency,
dissolution, liquidation or insolvency of, or the institution of bankruptcy or receivership proceedings against, Borrower, all of Guarantor's obligations under this Guaranty shall, at Lender's option, immediately become due and payable.

                            9. This Guaranty shall automatically become null and
void if, as and when the loan has been purchased and/or paid for by the Permanent Lender (as such term is defined in the Construction Loan Agreement) pursuant to its commitment to the Borrower, as more fully referred to in the Construction Loan Agreement.

                            10. This Agreement shall be binding upon Guarantor
and his their heirs and personal representatives, its successors and shall inure to the benefit of Lender and its successors and assigns. Lender may, without notice to Guarantor, sell, assign or transfer the Note and all of the documents executed in connection with the Note or any part of the Note, and in the event of such sale, assignment or transfer, such assignee, transferee or holder shall have the right to enforce this Guaranty, by suit or otherwise, as fully as if such assignee, transferee or holder were specifically given such rights, powers and benefits.

                            11. The obligations and liabilities hereunder of the
persons collectively referred to as "Guarantor" shall be joint and several and the word "Guarantor" shall mean all or some or any of them. For purposes of this instrument the singular shall be deemed to include the plural, and the neuter shall be deemed to include the masculine and feminine, as the context may require.

                            12. This Guaranty shall be construed in accordance
with the internal laws of the State of New Jersey (without regard to provisions governing conflicts of law). If any provision of this Guaranty shall for any reason be held to be invalid or unen forceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein.

                            13. Any notice which may hereafter be given by or to
Guarantor or Lender with respect to this Guaranty must be in writing and shall be sufficiently given if delivered with a written receipt therefor or if deposited in the U.S. mail, by certified mail, return receipt requested, postage prepaid, addressed:

      To the Guarantor at:               41-417 North Columbus
                                         Boulevard
                                         Philadelphia, PA 19123

      To Lender at:                      The Corporate Center at
                                         Sagemore, Suite 8101, 8000
                                         Sagemore Drive, Marlton,
                                         New Jersey 08053

(or to such other place as the Guarantor or Lender, by written notice as aforesaid, shall advise the other). Guarantor agrees to give Lender prompt written notice of each change of Guarantor's address.

                            14. Notwithstanding receipt by Lender of payment of
all or any part of the obligations to Lender set forth in this Guaranty, Guarantor's obligations under this Guaranty shall be continuing to the full extent of the obligations set forth in this Guaranty to Lender, and this Guaranty shall remain in effect for a period not less than one (1) year and one
(1) day following the date the last payment by Borrower is received and collected by Lender ("Last Payment"). If during the one (1) year and one (1) day period immediately following the date of the Last Payment a voluntary or involuntary petition for relief is filed by or against Borrower under any provision of the Federal Bankruptcy Code, as amended, or any successor statute (collectively, the "Code"), then this Guaranty shall remain in effect until the earliest to occur of (1) entry by a court of appropriate jurisdiction of an order ratifying the payment or payments to Lender by Borrower of Borrower's liabilities as not being in violation of any provision of the Code or as not being recoverable, avoidable or void for the benefit of the bankruptcy estate of the Borrower, or (2) the bankruptcy case of the Borrower being closed or dismissed or (3) two years elapsing after the appointment of a Trustee (as defined in the Code) under any provision of the Code without the commencement of an action or proceeding under the Code to recover, avoid, void or declare the payments to the Lender in violation of the Code. In the event that the Trustee of the Borrower's estate seeks to recover, avoid, void or declare in violation of the Code any payment or payments or any portion thereof made to Lender for the bankruptcy estate of the Borrower under any provision of the Code, Guarantor will protect, defend and hold Lender harmless with respect to such attempted action or proceeding against Lender by the Trustee and Guarantor further consents to Lender joining Guarantor as an additional defendant in such action or proceeding. In the event that the Trustee does recover, avoid, void or declare in violation of the Code any such payment or payments or portion thereof under the Code, then and in that event Guarantor will remain liable under this Guaranty to Lender for all sums so recovered, voided, avoided or declared in violation of the Code and for all related costs of collection and all costs incurred by Lender, including reasonable attorney's fees. Guarantor expressly agrees that it will not seek to recover, avoid, void or declare in violation of the Code any payments made to Lender by Guarantor or Borrower in the event that Borrower or Guarantor files a petition for relief under any provision Code.

                    IN WITNESS WHEREOF, Guarantor has executed and sealed this Guaranty the day and year first above written.


                                              KatManDu Investors LP, a
                                              Pennsylvania Limited
                                              Partnership,
                                              By: Chinatown Convention Center
                                              Hotel Corp., a Pennsylvania
                                              corporation, general partner




                                              By:____________________(SEAL)
                                                            ,President

                          GUARANTY AND SURETY AGREEMENT



                    THIS GUARANTY, made this __________ day of ___________, 1996, by KatManDu Corp., a Pennsylvania Corporation ("Guarantor") in favor of Equity National Bank ("Lender").


                              W I T N E S S E T H:


                    A. T-KAT Corp., t/a KatManDu (hereinafter called the "Borrower") is the owner of a leasehold interest of certain real estate in Mercer County, New Jersey (the "Real Estate"). The Guarantor is wholly owned by all of the shareholders of the Borrower, and the Guarantor will derive substantial benefit, economic and otherwise, from the making of the loan to the Borrower

                    B. The Borrower has entered into a construction loan agreement (the "Construction Loan Agreement") bearing even date herewith with Lender whereby the Borrower will borrow monies from Lender to finance construction of certain improvements on the Real Estate, and Lender will finance, on a fifteen (15) year term, $1,500,000.00.

                    C. Pursuant to the Construction Loan Agreement, Borrower has executed and delivered to Lender a Note in the amount of $2,500,000 secured by, among other things, a Mortgage on the Real Estate, both dated the date hereof, together with certain other documents evidencing and securing the loan, as more fully set forth in the Construction Loan Agreement.

                    D. Lender is willing to make the aforesaid loan to Borrower and has signed the Construction Loan Agreement in consideration, among other things, of the covenants and obligations made and assumed by Guarantor as herein set forth.

                    NOW, THEREFORE, for good and valuable consideration, intending to be legally bound hereby, Guarantor agrees as follows:

                            1. Guarantor hereby guarantees, as unconditional
surety, the punctual performance of all of the Borrower's obligations, including, without limitation thereto, payment of money pursuant to the terms of the Construction Loan Agreement, Note and Mortgage. Guarantor further agrees to pay all expenses, legal or otherwise (including court costs and attorneys' fees), paid or incurred by Lender in endeavoring to enforce this Guaranty.

                            2. The amount of Guarantor's liability hereunder
shall be unlimited.

                            3. Guarantor hereby waives all notices of any
character whatsoever with respect to this Guaranty and the Borrower's obligations to Lender, including but not being limited to, notice of the acceptance hereof and reliance hereon and notice of any defaults of Borrower pursuant to the Construction Loan Agreement, Note and/or the Mortgage.

                            4. Guarantor hereby consents to the taking of, or
failure to take, from time to time, without notice to Guarantor, any action of any nature whatsoever with respect to the Borrower's obligations to Lender and with respect to any rights against any person or persons (including the Borrower and any of the persons guarantying the Loan) or on any property, including but not being limited to, any renewals, extensions, modifications, waivers, surrenders, exchanges and releases, and Guarantor will remain fully liable hereunder notwithstanding any of the foregoing; provided, however, that the granting of a release of the liability of less than all of the persons guarantying the Loan shall be effective with respect to the liability hereunder of the one or more who are specifically so released but shall in no way affect the liability of the Guarantor hereunder. The death, incapacity, or dissolution of any one or more of the persons Guarantying the Loan shall in no way affect the liability hereunder of Guarantor.

                            5. The Guarantor waives all rights to stay of
execution and exemption of property in any action to enforce the liability of the Guarantor under this Guaranty. Guarantor further waives the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of Guarantor under this Guaranty, including without limitation and Guarantor expressly waives the right to assert any defenses, set-offs or counterclaims notwithstanding the occurrence of any of the following:

                                a. The obligations guaranteed by this Guaranty
may be or hereafter become invalid or otherwise unenforceable for any reason whatever;

                                b. Lender fails or delays to perfect or continue
the perfection of any security interest in any property which secures the obligations of Borrower or any other guarantor or to protect the property covered by such security interest;

                                c. Lender fails to give notice of any
disposition of any collateral in a commercially reasonable manner.

                            6. Guarantor unconditionally and irrevocably agrees
that (i) Guarantor will not at any time assert against Borrower (or Borrower's estate in the event that Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including, without limitation all of the obligations with which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty and (ii) Guarantor, jointly and severally, waives and releases all such rights and claims to indemnification, reimbursement, contribution or payment which Guarantor, or any of them, may have now or at any time against Borrower (or Borrower's estate in the event that Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America). Guarantor further unconditionally and irrevocably agrees that they shall have no right of subrogation, and Guarantor (i) waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower,
(ii) any benefit of, and any right to participate in, any security now or hereafter held by Lender, (iii) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement or both. Guarantor hereby waives any benefit of any right to participate in the Mortgage or any other loan document now or hereafter held by Lender.

                            7. This shall be an agreement of suretyship as well
as of guaranty and Lender, without being required to proceed first against the Borrower or any other person or entity, their properties or estates, or any collateral, security, property, liens or other rights or remedies whatsoever, may at any time and from time to time proceed directly against Guarantor (or some or any of them) whenever the Borrower fails to make any payment when due or otherwise fails to perform any obligation owed or hereafter owed to Lender. Guarantor's liability under this Guaranty is primary, absolute and unconditional without regard to the liability of any other party.

                            8. In the case of the death, incompetency,
dissolution, liquidation or insolvency of, or the institution of bankruptcy or receivership proceedings against, Borrower, all of Guarantor's obligations under this Guaranty shall, at Lender's option, immediately become due and payable.

                            9. This Guaranty shall automatically become null and
void if, as and when the loan has been purchased and/or paid for by the Permanent Lender (as such term is defined in the Construction Loan Agreement) pursuant to its commitment to the Borrower, as more fully referred to in the Construction Loan Agreement.

                            10. This Agreement shall be binding upon Guarantor
and his their heirs and personal representatives, its successors and shall inure to the benefit of Lender and its successors and assigns. Lender may, without notice to Guarantor, sell, assign or transfer the Note and all of the documents executed in connection with the Note or any part of the Note, and in the event of such sale, assignment or transfer, such assignee, transferee or holder shall have the right to enforce this Guaranty, by suit or otherwise, as fully as if such assignee, transferee or holder were specifically given such rights, powers and benefits.

                            11. The obligations and liabilities hereunder of the
persons collectively referred to as "Guarantor" shall be joint and several and the word "Guarantor" shall mean all or some or any of them. For purposes of this instrument the singular shall be deemed to include the plural, and the neuter shall be deemed to include the masculine and feminine, as the context may require.

                            12. This Guaranty shall be construed in accordance
with the internal laws of the State of New Jersey (without regard to provisions governing conflicts of law). If any provision of this Guaranty shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein.

                            13. Any notice which may hereafter be given by or to
Guarantor or Lender with respect to this Guaranty must be in writing and shall be sufficiently given if delivered with a written receipt therefor or if deposited in the U.S. mail, by certified mail, return receipt requested, postage prepaid, addressed:

                  To the Guarantor at:        41-417 North Columbus Boulevard
                                              Philadelphia, PA 19123

                  To Lender at:               The Corporate Center at
                                              Sagemore, Suite 8101, 8000
                                              Sagemore Drive, Marlton,
                                              New Jersey 08053

(or to such other place as the Guarantor or Lender, by written notice as aforesaid, shall advise the other). Guarantor agrees to give Lender prompt written notice of each change of Guarantor's address.

                            14. Notwithstanding receipt by Lender of payment of
all or any part of the obligations to Lender set forth in this Guaranty, Guarantor's obligations under this Guaranty shall be continuing to the full extent of the obligations set forth in this

Guaranty to Lender, and this Guaranty shall remain in effect for a period not less than one (1) year and one (1) day following the date the last payment by Borrower is received and collected by Lender ("Last Payment"). If during the one
(1) year and one (1) day period immediately following the date of the Last Payment a voluntary or involuntary petition for relief is filed by or against Borrower under any provision of the Federal Bankruptcy Code, as amended, or any successor statute (collectively, the "Code"), then this Guaranty shall remain in effect until the earliest to occur of (1) entry by a court of appropriate jurisdiction of an order ratifying the payment or payments to Lender by Borrower of Borrower's liabilities as not being in violation of any provision of the Code or as not being recoverable, avoidable or void for the benefit of the bankruptcy estate of the Borrower, or (2) the bankruptcy case of the Borrower being closed or dismissed or (3) two years elapsing after the appointment of a Trustee (as defined in the Code) under any provision of the Code without the commencement of an action or proceeding under the Code to recover, avoid, void or declare the payments to the Lender in violation of the Code. In the event that the Trustee of the Borrower's estate seeks to recover, avoid, void or declare in violation of the Code any payment or payments or any portion thereof made to Lender for the bankruptcy estate of the Borrower under any provision of the Code, Guarantor will protect, defend and hold Lender harmless with respect to such attempted action or proceeding against Lender by the Trustee and Guarantor further consents to Lender joining Guarantor as an additional defendant in such action or proceeding. In the event that the Trustee does recover, avoid, void or declare in violation of the Code any such payment or payments or portion thereof under the Code, then and in that event Guarantor will remain liable under this Guaranty to Lender for all sums so recovered, voided, avoided or declared in violation of the Code and for all related costs of collection and all costs incurred by Lender, including reasonable attorney's fees. Guarantor expressly agrees that it will not seek to recover, avoid, void or declare in violation of the Code any payments made to Lender by Guarantor or Borrower in the event that Borrower or Guarantor files a petition for relief under any provision Code.

                    IN WITNESS WHEREOF, Guarantor has executed and sealed this Guaranty the day and year first above written.


                                                  KatManDu Corp., a Pennsylvania
                                                  Corporation


                                                  By:____________________(SEAL)
                                                                Vice President

                          GUARANTY AND SURETY AGREEMENT



                    THIS GUARANTY, made this __________ day of ___________, 1996, by Stuart N. Harting ("Guarantor") in favor of Equity National Bank ("Lender").


                              W I T N E S S E T H:


                    A. T-KAT Corp., t/a KatManDu (hereinafter called the "Borrower") is the owner of a leasehold interest of certain real estate in Mercer County, New Jersey (the "Real Estate").

                    B. The Borrower has entered into a construction loan agreement (the "Construction Loan Agreement") bearing even date herewith with Lender whereby the Borrower will borrow monies from Lender to finance construction of certain improvements on the Real Estate, and Lender will finance, on a fifteen (15) year term, $1,500,000.00.

                    C. Pursuant to the Construction Loan Agreement, Borrower has executed and delivered to Lender a Note in the amount of $2,500,000 secured by, among other things, a Mortgage on the Real Estate, both dated the date hereof, together with certain other documents evidencing and securing the loan, as more fully set forth in the Construction Loan Agreement.

                    D. Lender is willing to make the aforesaid loan to Borrower and has signed the Construction Loan Agreement in consideration, among other things, of the covenants and obligations made and assumed by Guarantor as herein set forth.

                    NOW, THEREFORE, for good and valuable consideration, intending to be legally bound hereby, Guarantor agrees as follows:

                        1. Guarantor hereby guarantees, as unconditional surety, the punctual performance of all of the Borrower's obligations, including, without limitation thereto, payment of money pursuant to the terms of the Construction Loan Agreement, Note and

Mortgage. Guarantor further agrees to pay all expenses, legal or otherwise (including court costs and attorneys' fees), paid or incurred by Lender in endeavoring to enforce this Guaranty.

                        2. The amount of Guarantor's liability hereunder shall be unlimited.

                        3. Guarantor hereby waives all notices of any character whatsoever with respect to this Guaranty and the Borrower's obligations to Lender, including but not being limited to, notice of the acceptance hereof and reliance hereon and notice of any defaults of Borrower pursuant to the Construction Loan Agreement, Note and/or the Mortgage.

                        4. Guarantor hereby consents to the taking of, or failure to take, from time to time, without notice to Guarantor, any action of any nature whatsoever with respect to the Borrower's obligations to Lender and with respect to any rights against any person or persons (including the Borrower and any of the persons guarantying the Loan) or on any property, including but not being limited to, any renewals, extensions, modifications, waivers, surrenders, exchanges and releases, and Guarantor will remain fully liable hereunder notwithstanding any of the foregoing; provided, however, that the granting of a release of the liability of less than all of the persons guarantying the Loan shall be effective with respect to the liability hereunder of the one or more who are specifically so released but shall in no way affect the liability of the Guarantor hereunder. The death, incapacity, or dissolution of any one or more of the persons Guarantying the Loan shall in no way affect the liability hereunder of Guarantor.

                        5. The Guarantor waives all rights to stay of execution and exemption of property in any action to enforce the liability of the Guarantor under this Guaranty. Guarantor further waives the benefit of all laws now or hereafter in effect in any way limiting or restricting the liability of Guarantor under this Guaranty, including without limitation and Guarantor expressly waives the right to assert any defenses, set-offs or counterclaims notwithstanding the occurrence of any of the following:

                            a. The obligations guaranteed by this Guaranty may
be or hereafter become invalid or otherwise unenforceable for any reason whatever;

                            b. Lender fails or delays to perfect or continue the
perfection of any security interest in any property which secures the obligations of Borrower or any other guarantor or to protect the property covered by such security interest;

                            c. Lender fails to give notice of any disposition of
any collateral in a commercially reasonable manner.

                        6. Guarantor unconditionally and irrevocably agrees that
(i) Guarantor will not at any time assert against Borrower (or Borrower's estate in the event that Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America) any right or claim to indemnification, reimbursement, contribution or payment for or with respect to any and all amounts Guarantor may pay or be obligated to pay Lender, including, without limitation all of the obligations with which Guarantor may perform, satisfy or discharge, under or with respect to this Guaranty and (ii) Guarantor, jointly and severally, waives and releases all such rights and claims to indemnification, reimbursement, contribution or payment which Guarantor, or any of them, may have now or at any time against Borrower (or Borrower's estate in the event that Borrower becomes bankrupt or becomes the subject of any case or proceeding under the bankruptcy laws of the United States of America). Guarantor further unconditionally and irrevocably agrees that they shall have no right of subrogation, and Guarantor (i) waives any right to enforce any remedy which Lender now has or may hereafter have against Borrower,
(ii) any benefit of, and any right to participate in, any security now or hereafter held by Lender, (iii) any defense based upon an election of remedies by Lender which destroys or otherwise impairs any subrogation rights of Guarantor or the right of Guarantor to proceed against Borrower for reimbursement or both. Guarantor hereby waives any benefit of any right to participate in the Mortgage or any other loan document now or hereafter held by Lender.

                        7. This shall be an agreement of suretyship as well as of guaranty and Lender, without being required to proceed first against the Borrower or any other person or entity, their properties or estates, or any collateral, security, property, liens or other rights or remedies whatsoever, may at any time and from time to time proceed directly against Guarantor (or some or any of them) whenever the Borrower fails to make any payment when due or otherwise fails to perform any obligation owed or hereafter owed to Lender. Guarantor's liability under this Guaranty is primary, absolute and unconditional without regard to the liability of any other party.



                        8. In the case of the death, incompetency, dissolution, liquidation or insolvency of, or the institution of bankruptcy or receivership proceedings against, Borrower, all of Guarantor's obligations under this Guaranty shall, at Lender's option, immediately become due and payable.

                        9. This Guaranty shall automatically become null and void if, as and when the loan has been purchased and/or paid for by the Permanent Lender (as such term is defined in the Construction Loan Agreement) pursuant to its commitment to the Borrower, as more fully referred to in the Construction Loan Agreement.

                        10. This Agreement shall be binding upon Guarantor and his their heirs and personal representatives, its successors and shall inure to the benefit of Lender and its successors and assigns. Lender may, without notice to Guarantor, sell, assign or transfer the Note and all of the documents executed in connection with the Note or any part of the Note, and in the event of such sale, assignment or transfer, such assignee, transferee or holder shall have the right to enforce this Guaranty, by suit or otherwise, as fully as if such assignee, transferee or holder were specifically given such rights, powers and benefits.

                        11. The obligations and liabilities hereunder of the persons collectively referred to as "Guarantor" shall be joint and several and the word "Guarantor" shall mean all or some or any of them. For purposes of this instrument the singular shall be deemed to include the plural, and the neuter shall be deemed to include the masculine and feminine, as the context may require.

                        12. This Guaranty shall be construed in accordance with the internal laws of the State of New Jersey (without regard to provisions governing conflicts of law). If any provision of this Guaranty shall for any reason be held to be invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof, but this Guaranty shall be construed as if such invalid or unenforceable provision had never been contained herein.

                        13. Any notice which may hereafter be given by or to Guarantor or Lender with respect to this Guaranty must be in writing and shall be sufficiently given if delivered with a written receipt therefor or if deposited in the U.S. mail, by certified mail, return receipt requested, postage prepaid, addressed:

                   To the Guarantor at:     41-417 North Columbus Boulevard
                                            Philadelphia, Pennsylvania
                                            19123

                   To Lender at:            The Corporate Center at
                                            Sagemore, Suite 8101, 8000
                                            Sagemore Drive, Marlton,
                                            New Jersey 08053

(or to such other place as the Guarantor or Lender, by written notice as aforesaid, shall advise the other). Guarantor agrees to give Lender prompt written notice of each change of Guarantor's address.

                        14. Notwithstanding receipt by Lender of payment of all or any part of the obligations to Lender set forth in this Guaranty, Guarantor's obligations under this Guaranty shall be continuing to the full extent of the obligations set forth in this Guaranty to Lender, and this Guaranty shall remain in effect for a period not less than one (1) year and one (1) day following the date the last payment by Borrower is received and collected by Lender ("Last Payment"). If during the one (1) year and one (1) day period immediately following the date of the Last Payment a voluntary or involuntary petition for relief is filed by or against Borrower under any provision of the Federal Bankruptcy Code, as amended, or any successor statute (collectively, the "Code"), then this Guaranty shall remain in effect until the earliest to occur of (1) entry by a court of appropriate jurisdiction of an order ratifying the payment or payments to Lender by Borrower of Borrower's liabilities as not being in violation of any provision of the Code or as not being recoverable, avoidable or void for the benefit of the bankruptcy estate of the Borrower, or (2) the bankruptcy case of the Borrower being closed or dismissed or (3) two years elapsing after the appointment of a Trustee (as defined in the Code) under any provision of the Code without the commencement of an action or proceeding under the Code to recover, avoid, void or declare the payments to the Lender in violation of the Code. In the event that the Trustee of the Borrower's estate seeks to recover, avoid, void or declare in violation of the Code any payment or payments or any portion thereof made to Lender for the bankruptcy estate of the Borrower under any provision of the Code, Guarantor will protect, defend and hold Lender harmless with respect to such attempted action or proceeding against Lender by the Trustee and Guarantor further consents to Lender joining Guarantor as an additional defendant in such action or proceeding. In the event that the Trustee does recover, avoid, void or declare in violation of the Code any such payment or payments or portion thereof under the Code, then and in that event Guarantor will remain liable under this Guaranty to Lender for all sums so recovered, voided, avoided or declared in violation of the Code and for all related costs of collection and all costs incurred by Lender, including reasonable attorney's fees. Guarantor expressly agrees that it will not seek to recover, avoid, void or declare in violation of the Code any payments made to Lender by Guarantor or Borrower in the event that Borrower or Guarantor files a petition for relief under any provision Code.

                    IN WITNESS WHEREOF, Guarantor has executed and sealed this Guaranty the day and year first above written.


WITNESS:


___________________________                       ________________________(SEAL)
                                                       STUART N. HARTING